                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                    FILED BY A PARTY OTHER
                                               THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           MFS Municipal Income Trust
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total Fee Paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

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

MFS(R) Proxy Information

------------------------------------------------

THE 2001 SHAREHOLDER PROXY FOR MFS(R) FUNDS

Streamlined processes for greater efficiencies

------------------------------------------------

                                                        [Logo] M F S(R)
                                                        INVESTMENT MANAGEMENT

                                                            QUESTIONS & ANSWERS

Your proxy vote: your right and responsibility to your fellow shareholders

YOUR VOTE IS IMPORTANT

Starting in August 2001, the MFS(R) funds are asking all of their account holders for their support by voting on the 2001 proxy. That means that more than
4.5 million account holders will receive a proxy. Because this is such a massive undertaking, these proxy mailings will be sent in groups from late August through mid-September.

Your proxy vote is important. It is your right, and it is your responsibility to your fellow shareholders.


ALL SHARES IN ALL ACCOUNTS MUST BE VOTED

If you have more than one account, you'll receive more than one proxy -- possibly even in the same package. To conserve mailing costs, we have tried to send all of your proxies together. However, the staggered mailings may mean that you'll get several of these "householded" packages. It's very important that you vote every proxy that you receive. Otherwise, there may not be enough votes to conduct the shareholder meetings. And that will require costly follow-up mailings to nonvoting account holders.

----------------------------------------
Proxy mailings are a fund expense, so
are follow-up solicitations and
mailings. Please vote all of your
proxies now, and save your fund some
money.
----------------------------------------

FOCUS ON SIMPLIFICATION

The proposals contained in the proxy for each fund vary in the specifics, but the general theme for most of them is the same: simplification. For example, we currently have three different Boards of Trustees; we believe it would be more efficient if we had just one. The questions and answers that follow will explain the proxy process and help you wade through the proposals.

Please take the time to read the enclosed proxy material and vote your proxy. You can vote by

    o mailing your completed and signed proxy card in the enclosed postage-paid envelope

    o voting on the Internet

    o voting by telephone on a toll-free number

You'll find the complete voting instructions included in this package.

Both we and your fellow shareholders thank you for voting now. We look forward to hearing from you.


1. WHO IS ASKING FOR MY VOTE?

   The Trustees of your MFS fund(s) are asking you to vote on several proposals at the upcoming shareholder meetings. The election of new Trustees requires a shareholder vote, and MFS recommended to the Trustees that certain other changes be made.

2. HOW DO THE TRUSTEES RECOMMEND SHAREHOLDERS TO VOTE?

   The Trustees recommend that you vote FOR all proposals.

3. WHO IS ELIGIBLE TO VOTE?

   If you were the shareholder of record on the record date, you are entitled to vote at the meeting or at any adjournment of the meeting. You may cast one vote for each share of record that you own on each matter presented at the meeting that affects your fund.

4. WHAT WILL I BE ASKED TO VOTE ON?

   o To elect a Board of Trustees

     The purpose of this proposal is to streamline the oversight of the MFS funds by creating a combined Board that will oversee all MFS funds organized in the United States. Currently, three separate Boards of Trustees serve these MFS funds. Due to a number of pending Trustee retirements, the combined Board will avoid the need to add new Trustees to the various Boards in the near future.

     The combined Board would reduce the duplication of Board materials and reports and avoid repeated presentations by the same personnel at different meetings.

   o To authorize the Trustees to adopt an amended and restated Declaration of Trust

     The Declaration of Trust is the charter document that describes how a fund conducts business and how it is governed.

     This proposal would modernize the Declaration of Trust and make it the same for almost all MFS funds.

   o To amend, remove, or add certain fundamental investment policies

     The MFS funds have certain fundamental investment policies that cannot be changed without shareholder approval. Some of these policies are no longer needed due to changes in applicable laws and can now be eliminated or revised.

     This proposal would modernize the funds' fundamental investment policies and make them the same for almost all of the MFS funds. The funds will continue to be managed in accordance with the investment policies described in their prospectuses. The Trustees do not expect that the revised policies will change significantly the level of investment risk associated with an investment in the funds.

   o To approve a new Investment Advisory Agreement with MFS

     Each MFS fund has an Investment Advisory Agreement with MFS.

     This proposal would modernize these Agreements and make them the same for almost all of the MFS funds.

     UNDER THIS PROPOSAL, THE INVESTMENT MANAGEMENT FEE PAYABLE BY THE FUNDS WOULD NOT CHANGE.

   o To ratify the selection of the independent public accountants for the current fiscal year

     This is a standard, routine item on proxy statements.

5. HOW WILL MY VOTES BE RECORDED?

   Votes that are received prior to a fund's shareholder meeting will be voted as you specify on each proposal. If you simply sign and date the proxy card but do not specifically vote on one or more of the proposals, your shares will be voted FOR all of the nonspecified proposals.

6. WHAT IF I WANT TO REVOKE MY PROXY?

   You can revoke your proxy at any time by sending us a written revocation or a more recently dated proxy card. Your request or new proxy card must be received before the shareholder meeting.

7. WHAT HAPPENS IF THERE AREN'T ENOUGH VOTES TO APPROVE A PROPOSAL BY THE SHAREHOLDER MEETING DATE?

   The shareholder meeting for that fund will be adjourned to a later date, and shareholders who have not voted will be solicited again. Follow-up solicitations, which are a fund expense, are costly. That's why your vote is so important and why we urge you to vote your proxy now. You should also know that a fund may adjourn its meeting more than once.

8. HOW CAN I GET MORE INFORMATION ABOUT THE FUNDS?

   A copy of the annual report for each fund was mailed previously to you. If you would like us to send you free copies of any fund's most recent annual or semiannual report, please call us toll free at 1-800-637-2304 or write to the funds at MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, Massachusetts 02111-1738.

9. WHOM DO I CALL IF I HAVE QUESTIONS?

   You may call Georgeson Shareholder Communications Inc., the MFS funds' proxy solicitor, at 1-888-832-6971.

   Your vote is important to us and to your fellow shareholders. Please vote your proxies as soon as possible and return them in the envelope provided.

   We look forward to receiving your vote.


[Logo] M F S(R)
INVESTMENT MANAGEMENT


(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                               MFS-4MFMMMT-8/01

                                                    MFS Municipal Income Trust
                                                    500 Boylston Street
                                                    Boston, Massachusetts 02116

                                                                August 10, 2001


Dear Shareholder:

    An annual meeting of shareholders of MFS Municipal Income Trust (referred to as the Fund) will be held at the Fund's offices, 500 Boylston Street, Boston, Massachusetts, on October 12, 2001, at 9:30 a.m. (Boston time).

    At the meeting, you will be asked to elect Trustees of your Fund. Certain nominees already serve as Trustees, and other nominees are currently Trustees of other MFS funds. The new Board will combine your Fund's current Trustees with Trustees supervising other funds in the MFS Family of Funds. The combined Board is designed to simplify and streamline oversight of all funds in the MFS Family of Funds.

    You will also be asked to approve an amended and restated declaration of trust, the elimination, revision or addition of certain investment policies and a new investment advisory agreement. These items are designed to modernize and standardize the agreements and investment restrictions governing the funds in the MFS Family of Funds, including your Fund, and to provide for efficiencies and flexibility in the Fund's operations.


    As a shareholder, you cast one vote for each share you own. THE TRUSTEES RESPONSIBLE FOR YOUR FUND UNANIMOUSLY RECOMMEND THAT YOUR VOTE FOR EACH OF THESE PROPOSALS.

    YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE VOTE PROMPTLY BY COMPLETING AND SIGNING THE PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

    If you have any questions about the proposals to be voted on, please call Georgeson Shareholder Communications Inc. at 1-888-832-6971.


    Thank you for your participation in the meeting.

                                                Sincerely,

                                            /s/ Jeffrey L. Shames

                                                Jeffrey L. Shames
                                                Chairman

                          MFS MUNICIPAL INCOME TRUST
                             500 BOYLSTON STREET
                         BOSTON, MASSACHUSETTS 021116


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON OCTOBER 12, 2001

    An Annual Meeting of Shareholders of MFS Municipal Income Trust (referred to as the Fund) will be held at the Fund's offices, 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m. (Boston time) on Friday, October 12, 2001, for the following purposes:

    ITEM 1. To elect a Board of Trustees, 10 of whom are independent of the Fund's investment adviser.

    ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

    ITEM  3. To amend, remove or add certain fundamental investment policies.

    ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

    ITEM 5. To ratify the selection of the independent public accountants for the current fiscal year.

    ITEM 6. To transact such other business as may properly come before the Meeting and any adjournments thereof.


    YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.


    Shareholders of record on July 27, 2001 are entitled to vote at the Annual Meeting of Shareholders and at any adjournments thereof.

                                         Stephen E. Cavan, Secretary and Clerk

August 10, 2001

                               PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the MFS Municipal Income Trust (referred to as the Fund) to be used at the Annual Meeting of Shareholders of the Fund to be held at 9:30 a.m. on Friday, October 12, 2001 at the Fund's offices, 500 Boylston Street, Boston Massachusetts, and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the Secretary of the Fund or delivered at the Meeting. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about August 27, 2001.


    Shareholders of record at the close of business on July 27, 2001 will be entitled to one vote for each share held. The Fund has two classes of shares outstanding, common shares and preferred shares. The number of common shares of the Fund outstanding on July 27, 2001 was 39,452,031.7995 and the number of preferred shares of the Fund outstanding on that date was 5,600.


    The mailing address of the Fund is 500 Boylston Street, Boston, Massachusetts 02116. A copy of the Annual or Semi-Annual Report for the Fund may be obtained without charge by contacting MFS Service Center, Inc., P.O. Box 9024, Boston, Massachusetts 02205-9824, or calling MFS by telephone toll- free 1-800-637-2304.

VOTE REQUIRED: Preferred shares and common shares vote together as a single class on all Items, except as follows. Two of the nominees named in Item 1, J. Atwood Ives and Elaine R. Smith, must be elected by a plurality of the preferred shares of the Fund voted at the Meeting. All other nominees named in Item 1 must be elected by a plurality of the preferred and common shares of the Fund voted together as a single class at the Meeting. Approval of Item 2 requires the affirmative vote of 66 and 2/3% of the preferred and common shares of the Fund voted together as a single class at the Meeting. Approval of Item 3 requires the affirmative vote of a "majority of the outstanding" common shares and preferred shares, voting together as a single class, and of the holders of a "majority of the outstanding" preferred shares, voting as a separate class. Approval of Item 4 requires the affirmative vote of a "majority of the outstanding" common shares and preferred shares of the Fund, voting together as a single class. Approval of
Item 5 requires the affirmative vote of a majority of the preferred and common shares of the Fund voted together as a single class at the Meeting.

    Under applicable law, the vote of "a majority of the outstanding shares" of the preferred share class or the common share class, or of both classes voting together or as a single class (in each case referred to as a class) means the affirmative vote of the lesser of (a) 67% or more of the shares of the applicable class that are present at the Meeting or represented by proxy if holders of more than 50% of the outstanding shares of that class are present or represented by proxy or (b) more than 50% of the outstanding shares of the applicable class.

    The following table summarizes these voting requirements:

                                              VOTE REQUIRED FOR APPROVAL
                                              --------------------------
ITEM 1                                 Two of the nominees, J. Atwood Ives and
(Election of Trustees)                 Elaine R. Smith, must be elected by a
                                       plurality of the preferred shares of the Fund voted at the Meeting. All other nominees must be elected by a plurality of the preferred and common shares of the Fund voted together as a single class at the Meeting

ITEM 2                                 Approved by 66 and 2/3% of the common
(Approval of Amended and Restated      shares and preferred shares of the Fund,
  Declaration of Trust)                voting together as a single class

ITEM 3                                 Approved by a "majority of the
(Changes to Fundamental Investment     outstanding" common shares and preferred
  Policies)                            shares, voting together as a single
                                       class, and of the holders of a "majority of the outstanding" preferred shares, voting as a separate class

ITEM 4                                 Approved by a "majority of the
(Approval of Investment Advisory       outstanding" common shares and preferred
  Agreement)                           shares of the Fund, voting together as a
                                       single class

ITEM 5                                 Approved by a majority of the common
(Ratification of Selection of          shares and preferred shares of the Fund,
  Auditors)                            voting together as a single class at the
                                       Meeting


                              GENERAL BACKGROUND

    At the Meeting, you will be asked to elect Trustees of your Fund. Certain nominees already serve as Trustees, and other nominees are currently Trustees of other MFS funds. The new Board will combine your Fund's current Trustees with Trustees supervising other funds in the MFS Family of Funds. The combined Board is designed to simplify and streamline oversight of the funds in the MFS Family of Funds, including the Fund.


    You will also be asked to approve an amended and restated declaration of trust, the elimination, revision or addition of certain investment policies and a new investment advisory agreement. These items are designed to modernize and standardize the agreements and restrictions governing the funds in the MFS Family of Funds, including the Fund, and to provide for efficiencies and flexibility in the Fund's operations.

    If approved, each proposal will take effect on January 1, 2002, or, in the event that shareholder approval has not been obtained by that date, as soon as reasonably practicable after shareholders have approved the proposal.


ITEM 1 -- TO ELECT A BOARD OF TRUSTEES.

    At the Meeting, you will be asked to elect a Board of Trustees for your Fund. The existing Trustees of the Fund have determined, pursuant to the Fund's declaration of trust, that the number of Trustees of the combined Board of the Fund shall be fixed for the time being at 13. Proxies not containing specific instructions to the contrary will be voted for the election as Trustees of the 14 nominees discussed below. (As noted below, Mr. Schmidt's term of office expires at this annual meeting of shareholders, but Mr. Schmidt is seeking re-election only for the remainder of 2001).


    Currently, funds in the MFS Family of Funds are served by three separate Boards of Trustees. Under this proposal, the separate Boards will be consolidated so that the same individuals serve on the Boards of all of the MFS Funds.

    Historically, the three separate Boards have had separate meetings but often have reviewed the same policy issues, contractual arrangements and other matters. Among other potential efficiencies, consolidating into one Board would reduce the duplication of Board materials and reports covering the same topics and would avoid the need for repeated presentations by the same personnel at different meetings. The Trustees of the three Boards, including the Trustees of your Fund, have agreed that both the MFS Funds and their adviser, Massachusetts Financial Services Company (referred to as MFS), would enjoy efficiencies and potential future cost savings if the same individuals served as Trustees of all of the MFS Funds.

    The Trustees who currently supervise your Fund are John W. Ballen, William
R. Gutow, J. Atwood Ives, Lawrence T. Perera, William J. Poorvu, Charles W. Schmidt, Arnold D. Scott, Jeffrey L. Shames, Elaine R. Smith and David B. Stone. The Trustees who currently supervise your Fund have served in that capacity continuously since originally elected or appointed. These Trustees, other than Messrs. Schmidt and Stone who will be retiring at the end of 2001, are nominees to serve on the combined Board of the MFS Funds.


    The other nominees listed on page 3 were nominated by your Fund's Board of Trustees on June 20, 2001, subject to approval by the shareholders. These nominees do not currently serve as Trustees of your Fund, but have agreed to do so if elected by shareholders. These nominees currently serve on one other Board of the MFS Funds, and have served in that capacity continuously since originally elected or appointed.


    The Board of Trustees of your Fund is currently divided into three classes, each having a term of three years. Each year the term of one class expires. Mr. Schmidt's term of office expires at this annual meeting of shareholders. He is seeking re-election but will retire at the end of 2001. The term of office of Mr. Stone would have expired at the 2002 annual meeting of shareholders, but he will be retiring at the end of 2001. In connection with the election of the new Trustees and the anticipated retirement of Messrs. Schmidt and Stone, the new Trustees will be assigned to particular classes and existing Trustees may be assigned to new classes in order to achieve a balanced number of Trustees among the classes. The proposed new class assignments are listed below. Each Trustee's term of office will expire at the annual meeting of shareholders noted below.

TERM EXPIRES AT 2002         TERM EXPIRES AT 2003           TERM EXPIRES AT 2004
ANNUAL MEETING               ANNUAL MEETING                 ANNUAL MEETING
--------------------         --------------------           --------------------
William R. Gutow             John W. Ballen                 Lawrence H. Cohn
J. Atwood Ives               William J. Poorvu              Sir J. David Gibbons
Abby M. O'Neill              J. Dale Sherratt               Lawrence T. Perera
Jeffrey L. Shames            Ward Smith                     Arnold D. Scott
                             Charles W. Schmidt*            Elaine R. Smith
                             David B. Stone*


----------
* As noted above, these Trustees are retiring as of December 31, 2001.

    Only holders of the Fund's preferred shares are entitled to vote for the following two nominees: Mr. Ives and Ms. Smith. Holders of the Fund's common shares and preferred shares, voting together as a single class, are entitled to vote for all of the remaining nominees.


    If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by your current Trustees. You are being asked to elect all of the nominees listed in the table below and to re-elect your current Trustees. Aside from those Trustees who are retiring at the end of the year, your current Trustees will continue to serve as Trustees of your Fund even if shareholders do not approve Item 1.

    The following table presents certain information regarding the Trustees (other than Mr. Stone who will be retiring) and nominees for Trustee, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.


                      NAME, POSITION WITH THE FUND, AGE
               PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

JEFFREY L. SHAMES* (born 6/2/55) Trustee, Chairman and President
Massachusetts Financial Services Company, Chairman and Chief Executive Officer.

JOHN W. BALLEN* (born 9/12/59) Trustee
Massachusetts Financial Services Company, President and Director.

LAWRENCE H. COHN, M.D. (born 3/11/37) Nominee for Trustee
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery.

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27) Nominee for Trustee
Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997).

WILLIAM R. GUTOW (born 9/27/41) Trustee
Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman.

J. ATWOOD IVES (born 5/1/36) Trustee
Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000); KeySpan Corporation (energy related services), Director.

ABBY M. O'NEILL (born 4/27/28) Nominee for Trustee
Private investor; Rockefeller Financial Services, Inc. (investment advisers), Chairman and Chief Executive Officer.

LAWRENCE T. PERERA (born 6/23/35) Trustee
Hemenway & Barnes (attorneys), Partner.

WILLIAM J. POORVU (born 4/10/35) Trustee
Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee.

CHARLES W. SCHMIDT (born 3/18/28) Trustee
Private investor; IT Group, Inc. (diversified environmental services and consulting), Director.

ARNOLD D. SCOTT* (born 12/16/42) Trustee
Massachusetts Financial Services Company, Senior Executive Vice President and Director.

J. DALE SHERRATT (born 9/23/38) Nominee for Trustee
Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001); Paragon Trade Brands, Inc. (disposable consumer products), Director.

ELAINE R. SMITH (born 4/25/46) Trustee
Independent consultant.

WARD SMITH (born 9/13/30) Nominee for Trustee
Private investor.

------------------
(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").


* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Fund. The address of MFS is 500 Boylston Street, Boston, Massachusetts.


    Each Trustee holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Ballen, Ives, Perera, Poorvu and Schmidt and Ms. Smith serve as board members of 45 funds within the MFS Family of Funds. Dr. Cohn, Messrs. Gibbons, Sherratt and Smith and Ms. O'Neill serve as board members of 42 funds within the MFS Family of Funds. Mr. Gutow serves as board member of 73 funds within the MFS Family of Funds. Messrs. Scott and Shames serve as board members of 115 funds within the MFS Family of Funds.

    Information about Trustee compensation, Trustee retirement plan arrangements and the executive officers of your Fund appears under "Fund Information" beginning on page 14.


    Your current Board of Trustees meets regularly throughout the year to discuss matters relating to your Fund. The Board has a standing Audit Committee, currently composed of Ms. Smith and Messrs. Perera, Poorvu, and Stone, to review the internal and external accounting and auditing procedures of your Fund and, among other things, to consider the selection of independent public accountants for your Fund, to approve all significant services proposed to be performed by those accountants and to consider the possible effect of the services on the independence of those accountants. The Audit Committee consists only of Trustees who are not "interested persons" of your Fund as defined in the 1940 Act and who are independent of the Fund as defined by New York Stock Exchange Listing Standards. The Fund's Audit Committee Charter appears in Appendix A to this proxy statement. The Audit Committee's report on the Fund's most recent audited financials is included in Item 6 below.

    The Board has also created a Nominating Committee, composed solely of all of the current Trustees who are not "interested persons" of the Fund as defined in the 1940 Act, that is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Trustee candidates for consideration by the Nominating Committee may do so by writing the Fund's Secretary. Members of the Nominating Committee confer periodically and hold meetings as required.


    Information about Board and Committee meetings held by the Fund appears under "Fund Information" beginning on page 14. Each Trustee attended at least 75% of the Board and applicable Committee meetings noted.


    The Fund's declaration of trust currently provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


REQUIRED VOTE

    Approval of this proposal as to Mr. Ives and Ms. Smith will require the affirmative vote of a plurality of the outstanding preferred shares of your Fund voting at the Meeting in person or by proxy.


    Approval of this proposal as to all other nominees for Trustee will require the affirmative vote of a plurality of the outstanding preferred and common shares of your Fund, voting together as a single class, at the Meeting in person or by proxy.


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

ITEM 2 -- TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

    The Fund is organized as a Massachusetts business trust. Under Massachusetts law, a business trust usually operates under a charter or organizational document, called a declaration of trust, that contains various provisions relating primarily to how the trust conducts business and how the trust is governed. The Fund operates under a declaration of trust.


    At the Meeting, you will be asked to authorize your Trustees to adopt for your Fund the Amended and Restated Declaration of Trust appearing in Appendix B to this proxy statement (called, in this proxy statement, the Restated Declaration). The Restated Declaration amends and restates the existing declaration of trust of the Fund (called, in this proxy statement, the Existing Declaration) in its entirety. The Trustees have approved the Restated Declaration and recommend that you authorize the Trustees to adopt it. The Restated Declaration is the standard form that will be used for all MFS closed-end funds organized as Massachusetts business trusts in the future.

    The Restated Declaration gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Fund to operate in a more efficient and economical manner. Adoption of the Restated Declaration will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests.

    You should note that your Fund's investments and investment policies will not change by virtue of the adoption of the Restated Declaration. However, certain of your Fund's investment policies will be affected by other items in this proxy statement.

    The Restated Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Appendix B. The attached Restated Declaration has been marked to show changes from the Existing Declaration.

SIGNIFICANT CHANGES


    1. REORGANIZATION. The Restated Declaration permits the Trustees, without shareholder approval, to change the Fund's form of organization, reorganize all or a portion of the Fund or any class into a newly created entity or a newly created series of an existing entity, or incorporate all or a portion of the Fund or any class as a newly created entity. The Existing Declaration requires shareholder approval for this type of reorganization.


    Under certain circumstances, it may not be in the shareholders' interests to require a shareholder meeting to permit all or a portion of the Fund or a class to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize the Fund to domicile it in another state or to change its legal form. Under the Existing Declaration, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize all or a portion of the Fund or its classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. This flexibility should help to assure that the Fund operates under the most appropriate form of organization.

    The Restated Declaration requires that shareholders receive written notification of any reorganization transaction.

    The Restated Declaration does not permit the Fund or any class to merge with or sell its assets to another operating entity without first obtaining shareholder approval. The Restated Declaration acknowledges that the holders of preferred shares have contractual rights to approve certain reorganizations affecting the preferred shares.


    2. FUTURE AMENDMENTS. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declaration may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally retain the right to vote on any amendment affecting their voting powers, on any amendment affecting the amendment provisions of the Restated Declaration, on any amendment required by law, by the Fund's registration statement, or by any organizational document (referred to as a Statement) relating to the preferred shares to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval (except as noted above), the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies.


    The Restated Declaration also permits the Trustees to adopt By-Laws concerning the conduct of business of the Fund and to amend or repeal the By-Laws at any time so long as the By-Laws are not inconsistent with the Restated Declaration.


    3. INVESTMENT IN OTHER INVESTMENT COMPANIES. The Restated Declaration permits the Fund to invest in other investment companies to the extent not prohibited by the 1940 Act, and rules and regulations thereunder. Recent amendments to the 1940 Act permit investment companies to invest their assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act in the future which affect investment companies' ability to invest in other funds. An investment structure where a fund invests all of its assets in a single investment company is sometimes referred to as a "master/feeder" structure. An investment structure where a fund invests its assets in more than one investment company is sometimes referred to as a "fund of funds" structure. Both the master/feeder and fund of funds structure attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a fund to retain its own characteristics and identity.


    The Restated Declaration will permit the Fund to take advantage of the recent changes in law, as well as any future changes in law or regulation on this topic. Under the Restated Declaration, the Trustees have the power to implement a master/feeder, fund of funds or other similar structure without seeking shareholder approval. If the Fund invests in other investment companies, the Fund will indirectly bear expenses, such as management fees, of those other investment companies, in addition to the Fund's own expenses. While the Trustees have no current intention of implementing a master/feeder, fund of funds or other similar structure at this time, the Trustees believe circumstances could arise in which it would be in the best interest of the Fund to do so at a future date. Shareholders of the Fund would be notified if the Trustees decide to implement such a structure for the Fund, and the Fund will not implement such a structure unless its investment restrictions permit it to do so. Item 3 below also seeks approval of changes to the Fund's investment restrictions that would permit the use of these structures.


    4. TERMINATION OF THE FUND OR CLASSES. The Restated Declaration permits the Trustees, without shareholder approval, to terminate the Fund, to classify and reclassify classes, and make any other changes with respect to a class, including terminating a class, whether or not shares of the class are outstanding. The Existing Declaration permits the Trustees to terminate the Fund only with shareholder approval. In certain circumstances, the Board of Trustees may determine that it is in the shareholders' best interests to terminate the Fund, for example, because the Fund is not big enough to operate on an economical basis. Shareholders of the Fund would be notified if the Trustees decide to terminate the Fund. The Trustees' power to terminate the Fund or any class is subject to the voting powers of the preferred shares set forth in the Statement relating to those shares.

OTHER CHANGES


    The Restated Declaration also changes the Existing Declaration as follows:


    1. The Restated Declaration permits the Fund to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law.


    2. The Restated Declaration explicitly allows the Trustees, with shareholder approval, to effect mergers, reorganizations and similar transactions through a variety of methods, including share-for-share exchanges, transfers or sales of assets, and exchange offers.

    3. The Restated Declaration provides for (i) the removal of any Trustee with or without cause at any time by the affirmative vote of two-thirds of the outstanding shares of the trust or by the vote of three-quarters of the Trustees, and (ii) the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees. The Restated Declaration does not require the Trustees to provide notice to shareholders of the appointment of a new Trustee. The power of shareholders to remove a Trustee is subject to the voting powers of the preferred shares set forth in the Statement relating to those shares.

    4. The Restated Declaration no longer requires that the number of Trustees be fixed in writing or that Trustees be appointed in writing, but permits these actions to be taken at Board meetings. The Restated Declaration also provides that the Trustees may act by a two-thirds majority (rather than unanimous) written consent. The Restated Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the Fund's affairs.

    5. The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may delegate authority to investment advisers and other agents, purchase insurance insuring Fund assets, employees, Trustees and Trustees Emeritus, and invest Fund assets in all types of investments including derivatives. The Restated Declaration also provides that the Trustees may, but are not obligated to, employ a custodian for the safekeeping of Fund assets.

    6. The Restated Declaration provides that by becoming a shareholder of the Fund each shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Restated Declaration.

    7. The Restated Declaration provides that except when a larger vote is required by applicable law or by any provision of the Declaration, the By- Laws, or any Statement relating to a class of shares, a majority of the shares voted in person or by proxy on a matter will decide that matter and a plurality will elect a Trustee. However, where any provision of law or of the Declaration requires that the holders of any class vote as a class, then a majority of the shares of that class voted on the matter will decide that matter insofar as that class is concerned. A similar provision is contained in the Fund's By-Laws.

    8. The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively.

    9. The Restated Declaration provides that shareholders of the Fund will vote together on all matters except when the Trustees determine that only shareholders of particular classes are affected by a particular matter or when applicable law requires shareholders to vote separately by class.


    10. The Restated Declaration provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees has personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The effect of this provision may be to discourage suits brought on behalf of the Fund by its shareholders. This provision is not intended to impair the rights of shareholders under federal law. A similar provision currently appears in the Fund's By-Laws.


    11. The Restated Declaration provides that actions taken by the Trustees and officers in good faith and with reasonable care are binding on all concerned.


ADDITIONAL INFORMATION


    Like the Existing Declaration, the Restated Declaration has certain provisions which could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to merge or sell its assets to another operating entity, to terminate the Fund, or to modify its structure. In addition, the Restated Declaration, like the Existing Declaration, requires the affirmative vote or consent of the holders of 66 and 2/3% of the Fund's shares (a greater vote than that required by the 1940 Act) to authorize the conversion of the Fund from a closed-end to an open-end investment company. The foregoing provisions will make more difficult a change in the Fund's management without the Trustees' approval, and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. However, the Board of Trustees has considered these provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management.


REQUIRED VOTE

    Approval of the Restated Declaration requires the affirmative vote of 66 and 2/3% of the common and preferred shares of the Fund outstanding and entitled to vote, voting together as a single class.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR AUTHORIZING THE TRUSTEES TO ADOPT THE AMENDED AND RESTATED DECLARATION OF TRUST.

ITEM 3 -- TO AMEND, REMOVE OR ADD CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND.

    The Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. The Fund's fundamental policies reflect certain regulatory, business or industry conditions at the time they were adopted. Changes in applicable law now permit investment companies like the Fund to revise or eliminate certain of these policies.


    The Fund's Board of Trustees, together with the Fund's officers and MFS, have reviewed the Fund's current fundamental policies, and have concluded that certain policies should be eliminated, revised or added based on the development of new practices and changes in applicable law and to facilitate administration of the Fund. The proposed revised policies for the Fund are listed in Appendix
C. At the Meeting, shareholders will be asked to approve the revised policies and to eliminate all other fundamental policies.

    The revised policies maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The Trustees believe that implementing the revised policies will facilitate MFS's management of the Fund's assets and simplify the process of monitoring compliance with investment policies. The revised policies (with variations required by the specific investment focus of a fund) will be the standard form for funds in the MFS fund complex.


    THE REVISED POLICIES DO NOT AFFECT THE INVESTMENT OBJECTIVES OF THE FUND, WHICH REMAIN UNCHANGED. THE FUND WILL CONTINUE TO BE MANAGED IN ACCORDANCE WITH THE INVESTMENT POLICIES DESCRIBED IN THE PROSPECTUS AND IN ACCORDANCE WITH FEDERAL LAW. THE REVISED POLICIES WOULD GIVE THE FUND INCREASED ABILITY TO ENGAGE IN CERTAIN ACTIVITIES. THE TRUSTEES MAY CONSIDER AND ADOPT SUCH NON-FUNDAMENTAL INVESTMENT POLICIES FOR THE FUND AS THEY DETERMINE TO BE APPROPRIATE AND IN THE SHAREHOLDERS' BEST INTERESTS. THE TRUSTEES DO NOT ANTICIPATE THAT THE REVISED POLICIES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.


    Each investment policy proposed to be revised, eliminated or added is discussed below. Appendix C lists the fundamental policies that will apply to the Fund if shareholders of the Fund approve this proposal. Appendix D lists the Fund's current fundamental investment policies and the proposed action to be taken with respect to each policy.


A.  BORROWING


    It is proposed that the policy concerning borrowing be changed so that the Fund may borrow money to the fullest extent permitted by applicable law.

    Currently, the Fund may borrow up to one-third of its assets or may pledge, mortgage or hypothecate its assets as a temporary measure for extraordinary or emergency purposes or for a repurchase of its shares. The current policy also states that the Fund intends to borrow money only from banks.

    The 1940 Act, which is the federal law that governs investment companies like the Fund, does not require that borrowings be made only for limited purposes or that they may be made only from banks, nor does the 1940 Act require any limit on assets pledged to secure borrowings. It is possible that the Fund's existing policies could prevent it from borrowing when it is in the best interests of shareholders to do so. The revised policy will give the Fund the maximum amount of flexibility to borrow permitted by applicable law. Currently, the 1940 Act permits investment companies like the Fund to borrow money so long as there is 300% asset coverage of the borrowings at the time of the loan. This means that borrowings cannot exceed one-third of an investment company's total assets after subtracting liabilities other than the borrowings. While the statutory test currently is similar to the Fund's existing policy, the revised policy would allow the Fund to take advantage of any future changes in the statutory test.

    Investment companies like the Fund generally borrow money, in part, to try to enhance returns to shareholders (this is referred to as leverage). The Fund also has leverage through its issuance of preferred shares. Borrowing money to create additional leverage would enhance risks and expenses for the Fund and may make the Fund's net asset value more volatile. The interest and other costs of borrowing may reduce the Fund's return. The Fund also could be forced to sell securities at inopportune times to repay loans.


B.  UNDERWRITING SECURITIES

    It is proposed that the policy concerning underwriting securities be changed so that the Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security. The revised policy also provides that the Fund is not deemed to underwrite securities by virtue of employing a master/feeder or fund of funds investment structure as permitted by applicable law. Utilizing these investment structures is discussed in Item 2 of this proxy statement (under "Significant Changes -- 3. Investment in Other Investment Companies").


    Currently, the Fund is prohibited from underwriting securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, when it sells portfolio securities.


C.  ISSUANCE OF SENIOR SECURITIES


    It is proposed that the policy concerning the issuance of senior securities be changed so that the Fund may issue senior securities to the fullest extent permitted by applicable law. For purposes of this restriction, collateral arrangements with respect to swaps, options, futures, forwards and initial and variation margin are not deemed to be the issuance of a senior security.

    Currently, the Fund is subject to a fundamental policy that provides that it may not issue any senior securities except as permitted by the 1940 Act. Certain technical changes are being made to this policy to clarify the circumstances in which the Fund may issue senior securities, including pursuant to any exemptive relief under the 1940 Act. In addition, the revised policy lists certain types of collateral arrangements that are excluded from the restriction, including swaps, options, future, forwards and initial and variation margin.


D.  LENDING OF MONEY OR SECURITIES


    It is proposed that the policy concerning lending money be changed so that the Fund may make loans to the fullest extent permitted by applicable law.

    Currently, the Fund is prohibited from lending money or securities. Investments in commercial paper, debt securities and repurchase agreements are not treated as loans for purposes of these policies, provided that not more than 10% of the assets of the Fund will be invested in repurchase agreements maturing in more than seven days. The revised policy will permit the Fund to make loans, whether of money or securities, so long as the transactions are permitted by applicable law, and will delete the restriction relating to investments in repurchase agreements maturing in more than seven days.

    Lending securities may be a source of income to the Fund and is permitted under the 1940 Act, subject to certain limitations. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower of the securities fail financially. However, loans would be made in accordance with procedures approved by the Trustees only to firms deemed by MFS to be of good standing, and when, in the judgment of MFS, the income from securities loans justifies the attendant risk.

    The Fund's current limitation relating to repurchase agreements is more restrictive than the current policy of the Securities and Exchange Commission (referred to as the SEC) with respect to securities that may be considered illiquid, such as repurchase agreements maturing in more than seven days. The Fund is proposing to delete this limitation in order to permit the Fund the maximum flexibility with respect to its investments in repurchase agreements.

    It is unlikely that the Fund would lend money, except to the extent that the purchase of debt securities can be considered a loan; however, the Fund could lend money to other funds advised by MFS or one of its affiliates. The Fund would have to obtain exemptive relief from the SEC to make loans to other MFS-advised funds.


E.  REAL ESTATE, OIL AND GAS, MINERAL INTERESTS, AND COMMODITIES


    It is proposed that the policy concerning real estate, oil, gas and mineral interests, and commodities be changed so that the Fund may not purchase or sell real estate, interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of its business. Under this policy, the Fund will be able to invest in securities secured by real estate and securities of companies that deal in real estate, as well as options and futures and forward contracts, and the Fund also will retain the right to hold and sell real estate, mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

    The revised policy clarifies that the restrictions relating to investments in real estate and commodities do not apply to investments in currencies, any type of option contract, futures contracts, forward contracts, and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein.


F. INDUSTRY CONCENTRATION -- ADDITION OF POLICY


    It is proposed that a policy concerning concentration in a particular industry be added so that the Fund may not purchase securities of an issuer of a particular industry if as a result 25% or more of the Fund's total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.


G.  PURCHASING SECURITIES ON MARGIN -- REMOVAL OF POLICY


    The Fund has a fundamental policy that prevents the Fund from purchasing any security on margin. Margin transactions generally involve the purchase of securities with money borrowed from a broker, with cash or securities being used as collateral for the loan. MFS has recommended the elimination of this policy on margin transactions to provide the Fund with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic. Accordingly, it is proposed that this policy be deleted in its entirety.


H.  OPTIONS -- REMOVAL OF POLICY


    Currently, the Fund is prohibited from purchasing or selling certain types of options. This policy was required by certain state laws which no longer apply to the Fund. The Trustees have recommended the elimination of this policy in order to provide the Fund with the maximum amount of flexibility.

    If the proposal is approved, the Fund would no longer be prohibited under its fundamental policies from engaging in a variety of options transactions for hedging purposes and to increase investment return. The Trustees believe that this enhanced flexibility could assist the Fund in achieving its investment objective under certain market conditions. A call option gives the holder the right to purchase, and obligates the writer to sell, an asset such as a security, a currency or a unit of an index, at the exercise price prior to or on the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, an asset at the exercise price prior to or on the expiration date. In order for a put option purchased by the Fund to be profitable, the market price of the underlying asset must decline sufficiently below the exercise price to cover the premium and transaction costs paid by the Fund. In order for a call option purchased by the Fund to be profitable, the market price of the underlying asset must rise sufficiently above the exercise price to cover the premium and transaction costs paid by the Fund. If an option expires unexercised, the Fund will receive nothing for its premium payment.

    When the Fund writes a call option, it gives up the opportunity to profit from any increase in the price of an asset above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase an asset from the option holder at a price above the current market price of that asset. The Fund receives a premium for writing a call or a put option (representing the cost of the option), which increases the return if the option expires unexercised or is closed out at a net profit.

    The successful use of options depends on the ability of MFS to forecast correctly interest rate and market movements. The effective use of options also depends on the Fund's ability to terminate option positions at times when MFS deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. Disruptions such as trading interruptions or restrictions on option exercise in the markets for securities and other assets underlying options purchased or sold by the Fund could result in losses on an option, including the entire investment by the Fund in the option.

    If the Fund intends to invest in options to any material extent, this intention will be disclosed in the Fund's prospectus or statement of additional information. The Fund also has adopted certain non-fundamental investment policies relating to options transactions, that are imposed by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group in connection with the rating of the Fund's preferred shares and may be changed without shareholder approval.


I.  INVESTMENTS IN A SINGLE ISSUER -- REMOVAL OF POLICY


    Currently, the Fund is prohibited from purchasing the securities of any issuer if, as a result, the Fund would hold more than 10% of the voting securities of the issuer.

    Although the Fund is non-diversified, the Fund must meet certain diversification requirements under the Internal Revenue Code in order to qualify for beneficial tax treatment as a regulated investment company. These diversification requirements provide in part that as to 50% of the fund's assets, investments in any one issuer cannot exceed 5% of the fund's assets and the fund cannot hold more than 10% of the issuer's outstanding voting securities at the end of each quarter. The Fund intends to qualify as a regulated investment company for tax purposes.

    The Fund's current diversification policies are more restrictive than required for the Fund to qualify as a regulated investment company. The Trustees believe that it is unnecessary to have fundamental policies that are more restrictive than what the Internal Revenue Code requires. Accordingly, the Fund proposes to delete this investment policy.

    To the extent that the Fund invests its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers.


REQUIRED VOTE

    Approval of this Item will require the affirmative vote of the holders of a "majority of the outstanding" common shares and preferred shares, voting together as a single class, and of the holders of a "majority of the outstanding" preferred shares, voting as a separate class.

THE BOARD OF TRUSTEES HAS CONCLUDED THAT THE PROPOSAL TO AMEND, REMOVE OR ADD THE FUNDAMENTAL INVESTMENT POLICIES OF THE FUND WILL BENEFIT THE FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM 4  --  TO  APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH MASSACHUSETTS
            FINANCIAL SERVICES COMPANY.

    At the Meeting, you will be asked to approve a new Investment Advisory Agreement between your Fund and MFS. The investment management fee payable by your Fund will not increase or decrease if shareholders of your Fund approve the new Investment Advisory Agreement.


    Currently, each fund in the MFS Family of Funds, including your Fund, has a separate Investment Advisory Agreement with MFS. These Investment Advisory Agreements were entered into at various times over the past several decades, and their provisions differ. MFS has recommended that the provisions of all of the Investment Advisory Agreements be standardized and modernized. MFS believes that the standardization and modernization of the Investment Advisory Agreements will simplify the administration of the Fund and other funds in the MFS Family of Funds.

    The discussion below describes the principal differences between the current and proposed Investment Advisory Agreement (referred to as the Current Agreement and the New Agreement) and provides additional information about MFS and about the Board's review of the New Agreement. The New Agreement will be the standard form for all U.S. registered funds in the MFS fund complex.

    The information provided herein is intended to be a summary of the material changes between the Current Agreement and the New Agreement. This summary is qualified in its entirety by reference to the comparison of the Current Agreement and the New Agreement in Appendix E. In particular, please refer to Appendix E for additional information about other technical changes that were made to the New Agreement.


A.  CURRENT AGREEMENT


    MFS has served as the investment adviser for the Fund since the commencement of the Fund's operations. The Current Agreement, dated November 6, 1986, was last approved by the Fund's sole shareholder on that date in connection with the Fund's commencement of operations.

    Under the Current Agreement, MFS provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services and facilities, MFS receives an annual management fee, computed and paid monthly in an amount equal to the sum of 0.40% of the average weekly net assets of the Fund and 6.32% of the gross income (i.e., income other than gains from the sale of securities or gains received from futures contracts). For the fiscal year ended October 31, 2000, MFS received $2,732,750 from the Fund as compensation under the Current Agreement.

    MFS pays the compensation of the Fund's officers and of any Trustee who is an officer of MFS. MFS also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions. The Fund pays the compensation of its Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS). More detailed information about the expenses paid by the Fund is discussed under "Changes Proposed in the New Agreement" below.


B.  CHANGES PROPOSED IN THE NEW AGREEMENT

    1. Advice regarding Other Instruments.


    The Current Agreement provides that MFS will continuously furnish an investment program for the Fund and determine from time to time what securities will be purchased, sold or exchanged and what portion of the assets of the Fund will be held uninvested. The New Agreement provides that MFS will determine what securities or other instruments will be purchased, sold or exchanged for the Fund. The change clarifies that MFS may provide advice as to certain investments, such as some derivative contracts, that may not be considered securities. Certain other references to "securities" have been changed to "securities or other instruments" throughout the New Agreement. This change is not intended to change the type of investments in which the Fund may invest. The Fund's investments are governed by its registration statement.


    2. Proxy Voting


    The New Agreement clarifies that MFS will exercise voting rights, rights to consent to corporate actions and any other rights pertaining to the Fund's portfolio securities in accordance with policies and procedures that MFS presents to the Trustees from time to time. The Current Agreement provides that MFS may make recommendations as to the manner in which rights relating to portfolio securities are exercised. This provision in the New Agreement more closely reflects MFS's current practice with respect to the exercise of rights pertaining to the Fund's portfolio securities.


    3. Brokerage Transactions


    The Current Agreement provides that in connection with the selection of brokers and dealers and the placing of orders, MFS is directed to seek for the Fund execution of transactions at the best available price.


    The New Agreement provides that, in connection with the selection of brokers or dealers and the placing of orders, MFS is directed to seek for the Fund the best overall price and execution available from responsible brokerage firms, taking into account all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. This provision clarifies that MFS may consider factors other than just price when seeking to obtain best execution for the Fund's transactions. Under the policies of the SEC, MFS considers the full range and quality of a broker's services in placing brokerage orders in order to fulfill its duty to obtain best execution for the Fund's transactions.


    The New Agreement provides that MFS may cause the Fund to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if MFS determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. The value of these brokerage and research services may be viewed in terms of either the Fund's particular transactions or MFS's overall responsibilities with respect to the Fund and MFS's other clients. The Fund's Current Agreement provides that subject to the requirement of seeking the best available price, securities may be bought from or sold to broker dealers who have furnished statistical, research and other information or services to MFS.

    The New Agreement also provides that, subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, MFS may consider sales of shares of the Fund or of other MFS funds or accounts as a factor in the selection of brokers and dealers.

    The additional provisions in the New Agreement are not intended to change the current practice of MFS as to its consideration of brokerage and research services and sales of Fund shares in the selection of brokers and dealers.


    4. Expenses


    The Current Agreement provides that the Fund will pay all of its own expenses. The Current Agreement contains a list of typical Fund expenses. This list of expenses has been amended to include expenses of soliciting proxies; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure and the legal obligation which the Fund may have to indemnify the Trustees and officers with respect thereto. This amendment is being proposed in order to provide a standardized list of Fund expenses within the MFS Family of Funds.


    The New Agreement provides that if MFS pays or assumes any expenses of the Fund, MFS is not obligated by the New Agreement to pay or assume the same or similar expenses of the Fund on any subsequent occasion.

    These amendments are designed to clarify the types of expenses which the Fund may bear.

    5. Certain Recordkeeping Services by MFS


    The New Agreement adds a provision that MFS must maintain certain records in a form acceptable to the Trust and in compliance with the rules and regulations of the SEC. MFS currently maintains such records, even without the express obligation to do so.


    6. Sub-Advisory Agreements

    The New Agreement provides that MFS may from time to time enter into investment sub-advisory agreements with respect to the Fund with one or more investment advisers with such terms and conditions as MFS may determine, provided that such investment sub-advisory agreements have been approved in accordance with the provisions of applicable law. Under applicable law, any new investment sub-advisory agreement generally must be submitted to shareholders for approval, subject to limited exceptions. It is not currently intended that MFS enter into an investment sub-advisory agreement with respect to the Fund, but MFS has in the past engaged investment sub-advisers with respect to other MFS funds and may seek to engage sub-advisers for the Fund in the future.

    7. Other Agreements with MFS


    The New Agreement adds a provision that the Fund may enter into such other agreements covering the provision of administrative and other additional services to the Fund as the Trustees may deem appropriate, and that such an agreement will not expand, reduce or otherwise alter the services which MFS is required to provide, or the compensation which MFS is due, under the Agreement. These other agreements may be with MFS, an affiliate of MFS or a third party.


    These amendments are not intended to change the services MFS is required to provide, or change the fees paid to MFS.

    8. Other Clients of MFS


    The Current Agreement for the Fund provides that the services of MFS to the Fund are not exclusive, and that MFS is free to render investment and/or other services to others. The New Agreement adds an express acknowledgment by the Fund that it is possible that certain funds or accounts managed by MFS or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of the Fund, but that MFS will at all times endeavor to treat all of its clients in a fair and equitable manner.


    Under the New Agreement, the Fund acknowledges that whenever the Fund and one or more other funds or accounts advised by MFS have money available for investment, investments suitable for each will be allocated in a manner believed by MFS to be fair and equitable to each entity. Similarly, opportunities to sell investments will be allocated in a manner believed by MFS to be fair and equitable to each client. In some instances, this may adversely affect the size of the position that may be acquired or disposed of for the Fund.

    9. Other Provisions


    The New Agreement adds certain other technical, legal provisions, which are standard for investment advisory contracts in the investment company industry, including provisions concerning the Fund's ability to use the acronym "MFS" and related trade or service marks in its name.


C. INFORMATION ABOUT MFS AND ITS AFFILIATES

    MFS is a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is an 81.8%-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which is in turn a wholly-owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One SunLife Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, 14th Floor, Toronto, Canada M5H1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. at the same address.

    The Directors of MFS are Arnold D. Scott, John W. Ballen, James C. Baillie, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William W. Scott, Jr., Donald A. Stewart, C. James Prieur and William W. Stinson. The Executive Officers of MFS are Jeffrey L. Shames, Chairman and Chief Executive Officer; Mr. Ballen, President; Mr. Arnold Scott, Senior Executive Vice President; Mr. Dello Russo, Executive Vice President, Chief Financial Officer and Chief Administrative Officer; Mr. Parke, Executive Vice President and Chief Investment Officer; Mr. Cashman, Executive Vice President and Mr. William Scott Jr., Vice Chairman. As noted above, Messrs. Arnold Scott, Ballen and Shames also serve as Trustees to the Fund.


    The address of each Director and Executive Officer of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Each Director and Executive Officer principally devotes his time to his role at MFS.

    MFS also provides investment advisory services to MFS Municipal High Income Fund, another fund in the MFS Family of Funds which has investment objectives and policies similar to those of the Fund. As of December 31, 2000, MFS Municipal High Income Fund had net assets of $1,319,639,846. MFS Municipal High Income Fund pays MFS a management fee equal to (a) 0.30% of the first $1.3 billion of the Fund's average daily net assets and 0.25% of such assets in excess of $1.3 billion, plus (b) 4.75% of the Fund's gross income. For the fiscal year ended January 31, 2001, MFS Municipal High Income Fund paid MFS a management fee equal to 0.55% of its average daily net assets, after waivers.

    MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the fiscal year ended October 31, 2000, MFS received $43,542 from the Fund for its services to the Fund under the Master Administrative Services Agreement.


    Pursuant to the Registrar, Transfer Agency and Service Agreement with respect to the common shares of the Fund, between the Fund and MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, MFSC acts as the Fund's shareholder servicing agent, registrar and transfer agent. For account maintenance, the Fund currently pays MFSC a fee based on the total number of accounts for all closed-end funds advised by MFS for which MFSC acts as registrar and transfer agent. If the total number of accounts is less than 75,000, the annual account fee is $9.00 per account. If the total number of accounts is 75,000 or more, the annual account fee is $8.00 per account. For dividend services, MFSC charges $0.75 per dividend reinvestment and $0.75 per cash infusion. If the total amount of fees related to dividend services is less than $1,000 per month for all closed-end funds advised by MFS for which MFSC acts as registrar and transfer agent, the minimum fee for the Fund for these services will be $167 per month. In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. For the fiscal year ended October 31, 2000, MFSC received $94,456 from the Fund for its services to the Fund under the Registrar, Transfer Agency and Service Agreement. The approval of the New Agreement will not affect the services provided by MFS or its affiliates under this agreement.

D. ACTIONS AND RECOMMENDATIONS OF THE BOARD OF TRUSTEES


    At meetings of the Board of Trustees on April 10, June 12 and July 18, 2001, the Board considered the standardization and modernization of the advisory agreements of the Fund. The Board reviewed materials comparing the Current and New Agreement and providing information about the potential benefits and costs to shareholders of the adoption of the New Agreement. Among other things, the Board of Trustees considered that the management fees under the Current Agreement will not change under the New Agreement. The Board also considered the potential efficiencies from the proposed standardization and modernization of the Current Agreement's provisions. Based on this review, the Trustees, including the Independent Trustees, approved the terms of the New Agreement and submission of the New Agreement for the consideration of the shareholders of the Fund.

    If the New Agreement is approved, it will continue for an initial two-year term. Thereafter, the New Agreement will continue as to the Fund from year to year if that continuation is approved in accordance with applicable law.


REQUIRED VOTE

    Approval of this Item will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund.

YOUR TRUSTEES HAVE CONCLUDED THAT THE NEW ADVISORY AGREEMENT WITH MFS WILL BENEFIT THE FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM 5 -- TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.

    At the Meeting, you will be asked to ratify the selection of accountants for your Fund. The Trustees, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Fund, have selected Deloitte & Touche LLP (referred to as Deloitte & Touche) as independent public accountants for the Fund for its next fiscal year. It is intended that proxies not limited to the contrary will be voted in favor of ratifying that selection. No change to the Fund's accountants is being proposed.

    Deloitte & Touche has no direct or material indirect interest in the Fund. Representatives of Deloitte & Touche are not expected to be present at the Meeting.


    Audit Committee Report. The Audit Committee of the Board of Trustees issued the following report concerning the financial statements for the Fund's most recent fiscal year.

        The Audit Committee reviewed and discussed the audited financial statements with Fund management. The Audit Committee also discussed with Deloitte & Touche the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with Deloitte & Touche its independence.


        Based on this review and these discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended October 31, 2000 for filing with the Securities and Exchange Commission.


                                        Lawrence T. Perera
                                        William J. Poorvu
                                        Elaine R. Smith
                                        David B. Stone


    Fees Paid to Deloitte & Touche. The following table sets forth the aggregate fees paid to Deloitte & Touche for the Fund's fiscal year ended October 31, 2000, for professional services rendered for: (i) the audit of the Fund's financial statements for that fiscal year; (ii) the audits of the annual financial statements for all funds in the MFS complex audited by Deloitte & Touche; (iii) financial information systems design and implementation services to the Fund, MFS and any entity controlling, controlled by or under common control with MFS that provides services to the Fund (including MFS Service Center, Inc.); and (iv) all other services (other than the foregoing services) to the Fund, MFS, and any entity controlling, controlled by or under common control with MFS that provides services to the Fund (this amount includes fees of $2,729,504 for information technology consulting services rendered to MFS and MFS related entities that provide services to the Fund). The Audit Committee of the Fund considered whether the provision of information technology services and of non-audit services by Deloitte & Touche is compatible with the maintenance of that firm's independence.

                                                                         FINANCIAL INFORMATION               ALL OTHER FEES
                                                                          SYSTEMS DESIGN AND           (OTHER THAN FEES LISTED IN
                                        AGGREGATE AUDIT FEES           IMPLEMENTATION FEES PAID            ADJOINING COLUMNS)
   AUDIT FEES PAID BY THE FUND        PAID BY ALL FUNDS IN THE           BY THE FUND, MFS AND          PAID BY THE FUND, MFS AND
       FOR ITS MOST RECENT             MFS COMPLEX AUDITED BY          MFS RELATED ENTITIES THAT       MFS RELATED ENTITIES THAT
           FISCAL YEAR                    DELOITTE & TOUCHE          PROVIDE SERVICES TO THE FUND     PROVIDE SERVICES TO THE FUND
---------------------------------  -------------------------------  -------------------------------  ------------------------------

             $30,500                         $2,637,800                        $289,000                        $4,465,369


REQUIRED VOTE

    Approval of this proposal will require the affirmative vote of a majority of the shares of the Fund voted at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ACCOUNTANTS.

FUND INFORMATION

    This section provides certain information about the Fund, including information about executive officers, the number of Board and Committee meetings, Trustee compensation and the identity of any shareholders holding 5% of the outstanding shares of any class of the Fund.

EXECUTIVE OFFICERS


    The following table provides information about the executive officers of the Fund. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.


JEFFREY L. SHAMES* (born 6/2/55) Trustee, Chairman and President
Massachusetts Financial Services Company, Chairman and Chief Executive Officer.

JAMES R. BORDEWICK, JR.* (born 3/6/59) Assistant Secretary and Assistant Clerk Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

MARK E. BRADLEY* (born 11/23/59) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since March 1997); Putnam Investments, Vice President (prior to March 1997).

STEPHEN E. CAVAN* (born 11/6/53) Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

ROBERT R. FLAHERTY* (born 09/18/63) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (since 1996).

LAURA F. HEALY* (born 3/20/64) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since December
1996); State Street Bank and Trust Company, Assistant Vice President (prior to December 1996).

ELLEN MOYNIHAN* (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since September
1996).

JAMES O. YOST* (born 6/12/60) Treasurer
Massachusetts Financial Services Company, Senior Vice President.


------------
*"Interested person" (as defined in the 1940 Act) of MFS, the address of which is 500 Boylston Street, Boston, Massachusetts.


BOARD AND COMMITTEE MEETINGS

    The Board of Trustees and the Audit Committee held the following number of meetings during the fiscal year ended November 30, 2000 for the Fund:

                                                 NUMBER OF AUDIT
       NUMBER OF BOARD MEETINGS                 COMMITTEE MEETINGS
       ------------------------                 ------------------
                  6                                     4

    The Fund's Nominating Committee met once on June 20, 2001.

TRUSTEE COMPENSATION TABLE

    The table below shows the cash compensation paid to the current Trustees (other than Messrs. Schmidt and Stone, who will be retiring) and the retirement benefits accrued as part of the Fund expenses to those Trustees for the fiscal year ended November 30, 2000 for the Fund. As interested persons of MFS, Messrs. Ballen, Shames and Scott do not receive any compensation or retirement plan benefits from the Fund for their services as Trustees. Mr. Gutow was appointed as a Trustee of the Fund effective August 1, 2001, and did not receive compensation from the Fund for the fiscal year ended October 31, 2000.

                                       RETIREMENT BENEFITS  TOTAL TRUSTEE FEES
                         TRUSTEE FEES    ACCRUED AS PART      FROM FUND AND
TRUSTEE                   FROM FUND     OF FUND EXPENSES     FUND COMPLEX(1)
-------                   ---------     ----------------     ---------------
J. Atwood Ives             $11,800           $5,190              $152,145
Lawrence T. Perera         $11,800           $5,967              $146,230
William J. Poorvu          $11,800           $5,967              $153,405
Charles W. Schmidt         $11,000           $5,833              $137,750
Elaine R. Smith            $11,800           $5,790              $144,160

----------
(1) For calendar year 2000. All Trustees receiving compensation from the Fund served as Trustee of 48 funds within the MFS Family of Funds having aggregate net assets at December 31, 2000 of approximately $63.3 billion.


    The Fund currently has a retirement plan for non-interested Trustees and Trustees who are not officers of the trust. Under this plan, Trustees must retire upon reaching a specified age and thereafter are entitled to annual payments during their lifetime of up to 50% of their average annual compensation (based on the three years prior to retirement) depending on length of service. Trustees must have served as Trustees for at least five years to be entitled to these payments. A Trustee may also retire prior to the specified retirement age and receive reduced payments if he or she has completed at least 5 years of service. Under the plan, a Trustee (or his or her beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.

    The Trustees will terminate the Fund's retirement plan effective December 31, 2001 with respect to those Trustees listed in the table above, subject to shareholder approval of Item 1 relating to the consolidation of the Board of Trustees. The Trustees are considering whether adjustments should be made to the fees they receive from the Fund in consideration for the loss of future benefit accruals under the retirement plans. Upon termination of the plan, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination would be calculated. The Trustees would defer receipt of these accrued benefits under a new deferred compensation plan, under which the value of the benefits would be periodically adjusted as though an equivalent amount had been invested in shares of the Fund. The deferred compensation would be paid to the Trustees upon retirement or thereafter.

    The Trustees also have adopted a deferred compensation plan for disinterested Trustees of the Fund that enables these Trustees to elect to defer all or a portion of the annual fees they are entitled to receive from the Fund until a payment date elected by the Trustee (or the Trustee's termination of services). Under the plan, the compensation deferred by Trustees is periodically adjusted as though an equivalent amount had been invested in shares of one or more funds in the MFS Family of Funds designated by the Trustee. The amount paid to the Trustee on the payment date will be determined based on the performance of the selected funds. To the extent permitted by the 1940 Act, the Fund may invest in shares of these other selected MFS Funds in order to match the deferred compensation obligation. Deferral of fees in accordance with the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan does not obligate the Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and the Fund's obligation to pay the Trustees' deferred compensation is a general unsecured obligation.


INTERESTS OF CERTAIN PERSONS


    As of July 27, 2001, the following Trustees and officers of the Fund owned the number of shares of the Fund noted in the table below.


CLASS                                 NAME OF TRUSTEE OR OFFICER              NUMBER OF SHARES OWNED       PERCENT OF CLASS
-----                                 --------------------------              ----------------------       ----------------
Common                                J. Atwood Ives                                 1,000.0000                0.002600%
                                      Lawrence T. Perera                               250.0000                0.000634%
                                      William J. Poorvu                              2,978.5642                0.007550%
                                      Charles W. Schmidt                               445.6746                0.001130%
                                      Arnold D. Scott                                  376.0828                0.000953%
                                      Elaine R. Smith                                  137.9722                0.000350%

TOTAL HOLDINGS OF TRUSTEES
AND OFFICERS AS A GROUP                                                              5,188.2938                0.013217%

Preferred                             J. Atwood Ives                                    40.0000                0.714300%
                                      Elaine R. Smith                                    2.0000                0.035700%

TOTAL HOLDINGS OF TRUSTEES AND
OFFICERS AS A GROUP                                                                     42.0000                0.750000%

    As of July 27, 2001, to the best knowledge of the Fund, the following shareholders beneficially owned 5% or more of the outstanding shares of the following classes of the Fund:

                                                                                    NUMBER OF                PERCENTAGE OF
                                                                                   OUTSTANDING                OUTSTANDING
                                                                                    SHARES OF                  SHARES OF
CLASS OF SHARES                       NAME AND ADDRESS OF SHAREHOLDER              CLASS OWNED                CLASS OWNED
---------------                       -------------------------------              -----------                -----------
Common                                A.G. Edwards & Sons, Inc.                   2,035,253.0000                 5.15%
                                      Thomas Navarria
                                      125 Broad Street
                                      40th Floor
                                      New York, New York 10004

Common                                Morgan Stanley DW Inc.                      4,168,635.0000                10.56%
                                      Issuer Services
                                      c/o ADP Proxy Services
                                      51 Mercedes Way
                                      Edgewood, New York 11717

Common                                Salomon Smith Barney Inc.                   3,607,750.0000                 9.14%
                                      Pat Haller
                                      333 West 34th Street
                                      New York, New York 10001

Common                                UBS PaineWebber Inc.                        2,071,174.0000                 5.24%
                                      Jane Flood
                                      1000 Harbor Boulevard
                                      Weekhawken, New Jersey 07087

Preferred                             Morgan Stanley Inc.                               542.0000                 9.67%
                                      Victor Reich
                                      One Pierpont Plaza
                                      7th Floor
                                      Brooklyn, New York 11201

Preferred                             UBS PaineWebber Inc.                             353.00000                 6.30%
                                      Jane Flood
                                      1000 Harbor Boulevard
                                      Weekhawken, New Jersey 07087

Preferred                             Salomon Smith Barney Inc.                       4,535.000                 80.98%
                                      Pat Haller
                                      333 West 34th Street
                                      New York, New York 10001

MANNER OF VOTING PROXIES

    All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted "for" the matters listed in the accompanying Notice of Annual Meeting of Shareholders and "for" any other matters deemed appropriate. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 1 through 5 to the extent the preferred and common shares vote together as a single class. The presence in person or by proxy of the holders of a majority of the aggregate number of preferred shares entitled to vote shall be necessary to constitute a quorum for the transaction of business for purposes of voting on the election of Mr. Ives and Ms. Smith under Item 1 and for purposes of Item 3.


    For the purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions and broker "non-votes" will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Abstentions and broker "non-votes" will have the same effect as a vote "against" Items 2, 3 and 4, and will have no effect on Items 1 or 5.


    The Fund has engaged the services of Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for the Fund. The costs of the proxy solicitation are estimated to be $32,915.25 and will be borne by the Fund. The Fund will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.


    The Fund knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any other matters properly come before the Meeting, it is the Fund's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.


SUBMISSION OF PROPOSALS

    Proposals of shareholders which are intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Fund on or prior to April 29, 2002.

SECTION 16(a) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires trustees, directors and certain officers of the Fund and MFS, and persons who own more than 10% of the Fund's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.


    Based solely on review of the copies of Forms 3, 4, and 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year, or written representations that no Forms 5 were required, the Fund believes that, during the fiscal year ended October 31, 2000, all Section 16(a) filing requirements applicable to Trustees, directors and certain officers of the Fund and MFS and greater than ten percent beneficial owners were complied with.


ADDITIONAL INFORMATION

    In the event that sufficient votes in favor of the proposals set forth in the Notice of Annual Meeting are not received by October 12, 2001, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjournment session will be borne by the Fund.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

August 10, 2001

                                                                    APPENDIX A

                           AUDIT COMMITTEE CHARTER

    This Audit Committee Charter (Charter) has been adopted by the Board of Trustees (the Board) of funds listed on Exhibit 1 hereto (each a Fund). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

    The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Fund. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three Trustees, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall be a non-"interested" Trustee, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, and also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the New York Stock Exchange. In discharging its oversight role, the Committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities and shall be empowered to retain, at the expense of the Fund, independent counsel, accountants, or others to assist it in the conduct of any investigation. Costs incurred by the Committee in performing its function under this charter shall be borne by the Fund.

    Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

    o Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of the Fund. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

    o Evaluating the performance of the independent auditors and, where appropriate, recommending to the Board the replacement of such auditors.

    o Obtaining annually from the independent auditors a formal written statement required by Independence Standards Board (ISB) Standard No. 1, as may be modified or supplemented, and discussing with the auditors their independence, including information furnished by the auditors detailing all significant relationships (including non-audit and/or consulting relationships) the auditors have with the Fund and its investment adviser and affiliates of such investment adviser and shall consider the compatibility of nonaudit services with the auditor's independence. The Committee will recommend that the Board of Trustees take appropriate action on any disclosed relationships that may reasonably be thought to bear on the independence of the auditors as required by the Securities Acts administered by the Securities and Exchange Commission.

    The Committee's job is one of oversight. Management is responsible for the preparation of the Fund's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Fund's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Fund to its shareholders and others or any professional certification as to the independent auditors' work.

                                                                     EXHIBIT 1

                             MFS Charter Income Trust

                          MFS Intermediate Income Trust

                       MFS Government Markets Income Trust

                           MFS Multimarket Income Trust

                            MFS Municipal Income Trust

                             MFS Special Value Trust

                                                                    APPENDIX B

NOTE: THIS APPENDIX CONTAINS A COMPARISON OF THE EXISTING DECLARATION OF THE FUND AND THE STANDARDIZED RESTATED DECLARATION PROPOSED TO BE USED FOR CLOSED-END FUNDS IN THE MFS FAMILY OF FUNDS HAVING COMMON AND PREFERRED SHARES. THE DECLARATION HAS BEEN MARKED TO SHOW THE CHANGES THAT WILL BE MADE IF THE RESTATED DECLARATION PROPOSED IN ITEM 2 IS APPROVED AND ADOPTED. DELETED TEXT IS MARKED THROUGH AND ADDED TEXT APPEARS IN ITALICS. FOR EDGAR DELETED TEXT IS SET IN BRACKETS AND ADDED TEXT IS SET IN DOUBLE BRACKETS. THE COVER PAGE AND TABLE OF CONTENTS FOR BOTH THE EXISTING DECLARATION AND THE RESTATED DECLARATION HAVE BEEN OMITTED.



                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

                    [MADE NOVEMBER 6, 2000 BY THE TRUSTEES:]

                                     [[OF]]

                         [[MFS MUNICIPAL INCOME TRUST]]


                            [[DATED AS OF ________]]


    [[WHEREAS, ]][by] [[MFS Municipal Income Trust was established pursuant to]] a Declaration of Trust dated September 18, 1986, as amended and restated [[on]] November 13, 1986 [(the "Declaration"), the Trustees established a trust] [[and November 6, 2000 (the "Original Declaration"),]] for the investment and reinvestment of funds contributed thereto [known as MFS Municipal Income Trust (the "Trust")]; [and]

[WHEREAS, the Declaration provides that a restated Declaration integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees; and]

    WHEREAS, the Trustees desire [[that the beneficial interest in the Trust assets continue to be divided into transferable Shares of Beneficial Interest (without par value), as hereinafter provided;]]

    [[WHEREAS, the Trustees wish]] to amend and [to simultaneously] restate the [[Original]] Declaration [so] [[in its entirety, and hereby certify]] that this Amended and Restated Declaration[, on the date of its filing in the office of the Secretary of the Commonwealth of Massachusetts (the "Effective Date"), shall contain all of] [[of Trust has been amended and restated in accordance with]] the provisions of the [[Original]] Declaration [which are then in effect and operative];

    NOW THEREFORE, the Trustees hereby [amend and restate the Declaration, and, on the Effective Date, the following provisions shall constitute all of the provisions of the Declaration which are then in effect and operative] [[confirm that all money and property contributed to the Trust hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest (without par value) issued hereunder and subject to the provisions hereof, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows]].

                                  ARTICLE I
                             NAME AND DEFINITIONS

    Section 1.1. Name. The name of the [trust created hereby] [[Trust]] is [the "]MFS Municipal Income Trust.["]

    Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

    (a) "By-Laws" means the By-[Laws] [[laws]] referred to in Section 3.9 hereof, as from time to time amended.

    (b)[ The terms "Commission," "Interested Person," and "Majority Shareholder Vote," (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) have the meanings given them in the 1940 Act.]

    [(c) The terms] "Class" and "Class of Shares" refer to the division of Shares into two or more classes as provided in Section 6.1 hereof.

    [[(c) "Commission" has the meaning given that term in the 1940 Act.]]

    (d) "Declaration" means this [[Amended and Restated]] Declaration of Trust, as amended [and restated] from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

    (e) ["Effective Date" shall have the meaning set forth in the third "Whereas" clause herein.][["Distributor" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.]]

    [(f)]

    [[(f) "Interested Person" has the meaning given that term in the 1940 Act.]]

    [[(g)]] "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

    [[(h) "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular Class or Series thereof, as the context may require.]]

    [[(i)]][(g) The] "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time[[, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any Class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.]]


    [(h)]

    [[(j)]] "Person" means and includes individuals, corporations,[[ limited liability companies,]] partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.


    [(i) The terms]

    [[(k)]] "Series" and "Series of Shares" refer to the division of Shares representing any Class into two or more Series as provided in Section 6.1 hereof.


    [(j)]

    [[(l)]] "Shareholder" means a record owner of outstanding Shares.


    [(k)]

    [[(m)]] "Shares" means the [shares of beneficial interest] [[Shares of Beneficial Interest]] into which the beneficial interest in the Trust shall be divided from time to time or, [if more than one] [[when used in relation to any particular]] Class or Series of Shares [is authorized] [[established]] by the Trustees[, the shares of beneficial interest into which each] [[pursuant to
Section 6.1 hereof, transferable units into which such]] Class or Series of Shares shall be divided from time to time[, and] [[in accordance with the terms hereof. The term "Shares"]] includes fractions of Shares as well as whole Shares.


    [(l)]

    [[(n)]] "Statement" means a certificate signed by any officer of the Trust setting forth the resolution or resolutions providing for the issuance of a Class or Classes of Shares and any Series thereof, as described in Section 6.1 hereof.


    [(m)]

    [[(o)]] "Transfer Agent" means [the party, other than the Trust, to a] [[a party furnishing services to the Trust pursuant to any transfer agency]] contract described in Section [4.3] [[4.4]] hereof.


    [(n) The]

    [[(p)]] "Trust" means the [entity specified in Section 1.1 above. ][[trust hereunder.]]


    [(o) The]

    [[(q)]] "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.


    [(p) The]

    [[(r)]] "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected [[or appointed]], qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

    [[(s) "Trustees Emeritus" means any former Trustees who, from time to time, are appointed by the Trustees to serve as trustees emeritus of the Trust in accordance with the guidelines and conditions for such service adopted by the Trustees from time to time, for so long as they serve in that capacity. Trustees Emeritus, in their capacity as such, are not Trustees of the Trust for any purpose, and shall not have any powers or obligations of Trustees hereunder.]]

                                  ARTICLE II
                                   TRUSTEES

    Section 2.1. Number of Trustees. Subject to the voting powers of one or more Classes or Series of Shares as set forth in [this] [[the]] Declaration and in any Statement, the number of Trustees shall be such number as shall be fixed from time to time [by a written instrument signed] by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three[(3)]. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his [[or her]] term unless the Trustee is specifically removed pursuant to Section 2.2 [of this Article II] [[hereof]] at the time of the decrease.

    Section 2.2. Term of Office of Trustees. The Board of Trustees shall be divided into three classes. The number of Trustees in each class shall be determined by resolution of the Board of Trustees. The term of office of [all of] the [Trustees] [[first class ]]shall expire on the date of the first annual meeting of [shareholders] [[Shareholders]] or special meeting in lieu thereof following [the first date of effectiveness of this Declaration (September 18, 1986) ][[January 1, 2002]]. The term of office of the [first] [[second ]]class shall expire on the date of the second annual meeting of [shareholders] [[Shareholders]] or special meeting in lieu thereof. The term of office of the [second] [[third ]]class shall expire on the date of the third annual meeting of [shareholders] [[Shareholders]] or special meeting in lieu thereof. [The term of office of the third class shall expire on the date of the fourth annual meeting of shareholders or special meeting in lieu thereof.] Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of [shareholders] [[Shareholders]] or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the [shareholders] [[Shareholders]] or special meeting in lieu thereof called for that purpose, except as provided in Section 2.3 [of this Article] [[hereof]]; provided, however, if so provided in any Statement relating to a Class or Classes of Shares and any Series thereof designated by the Trustees pursuant to Section 6.1 hereof, such Class or Classes of Shares, voting as a Class at an annual meeting of the Shareholders or special meeting in lieu thereof called for such purpose, may elect at least two (2) Trustees at all times, and, provided, further, that under the conditions enumerated in such Statement, such Class or Classes of Shares voting as a Class shall be entitled to elect at least a majority of the Trustees pursuant to the designations and powers, preferences and rights and the qualifications, limitations and restrictions of such Class or Classes of Shares as determined in accordance with the Statement relating to such Class or Classes of Shares.

    Each Trustee [elected] shall hold office until [his ][[the earlier of his or her death or the election and qualification of his or her]] successor [shall have been elected and shall have qualified]; except [(a)] that[[:]]

    [[(a)]] any Trustee may resign his [[or her]] trust (without need for prior or subsequent accounting) by an instrument in writing signed by [him] [[that Trustee]] and delivered to the [other Trustees] [[Trust]], which shall take effect upon such delivery or upon such later date as is specified therein;

    (b) [that] any Trustee may be removed [(provided the aggregate number of Trustees after such removal shall not be less than the number required by
Section 2.1 hereof) with cause, at any time ][[at any time, with or without cause,]] by written instrument[,] signed by at least [two-thirds] [[three-quarters ]]of the [remaining] Trustees, specifying the date when such removal shall become effective;

    (c) [that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; ][[any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; ]]and

    [[(d)]] subject to the voting powers of one or more Classes or Series of Shares as set forth in this Declaration and in any Statement, a Trustee may be removed at any meeting of Shareholders by a vote of [[Shares representing]] two-thirds of the outstanding Shares of the Classes or Series entitled to vote for the election of such Trustee.

Upon the resignation[[, retirement]] or removal of a Trustee, or his [[or her]] otherwise ceasing to be a Trustee, [he] [[that individual]] shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust [property] [[Property]] held in the name of the resigning[[, retiring]] or removed Trustee. Upon the incapacity or death of any Trustee, [his] [[that Trustee's]] legal representative shall execute and deliver on his [[or her]] behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

    [[Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.]]

    Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement[,] [[or]] removal [or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number [[of Trustees]], or for any other reason, exist, [[a majority of]] the remaining Trustees [shall] [[may]] fill such vacancy by appointing such other [person] [[individual]] as they in their discretion shall see fit. [Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office.] Any such appointment shall not become effective, however, until the person [named in the written instrument of appointment] [[appointed]] shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. [Within twelve months of such appointment, the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trustees.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation[[, removal]] or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation[[, removal]] or increase in number of Trustees. The power of appointment is subject to the voting power of one or more Classes or Series of Shares as set forth in this Declaration and in any Statement, and is subject to [the] [[all applicable]] provisions [of Section 16(a)] of the 1940 Act.

    Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any [one] of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of [this] [[the]] Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, [the ][[or while any Trustee is incapacitated, the other]] Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration[[, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees. ]] A written instrument certifying the existence of such vacancy [[or incapacity]] signed by a majority of the Trustees shall be conclusive evidence of the existence [of such vacancy] [[thereof.]]

    Section 2.5. Delegation of Power to Other Trustees. [Any] [[Subject to requirements imposed by the 1940 Act and other applicable law, any]] Trustee may, by power of attorney, delegate his power for a period not exceeding six [(6)] months at any one time to any other Trustee or Trustees; provided that in no case shall [less] [[fewer]] than two [(2)] Trustees personally exercise the powers granted to the Trustees under the Declaration except as [herein] otherwise expressly provided [[herein.]]

                                 ARTICLE III
                              POWERS OF TRUSTEES

    Section 3.1. General. [The] [[Subject to the provisions of the Declaration, the]] Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without [the] [[The]] Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

    The enumeration of any specific power herein shall not be construed as limiting the aforesaid power [[or any other power of the Trustees hereunder.]] Such powers of the Trustees may be exercised without order of or resort to any court.

    Section 3.2. Investments. (a) The Trustees shall have the power [to]:

        (i) [[to]] conduct, operate and carry on the business of an investment company;

        (ii) [[to]] subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of [United States] [[securities of every nature and kind, U.S.]] and foreign currencies, any form of gold [and] [[or]] other precious [metals] [[metal, ]]commodity contracts, [options] [[any form of option contract,]] contracts for the future acquisition or delivery of [securities and securities of every nature and kind, ][[fixed income or other securities, derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments,]] including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

        [[(A)]] states, territories and possessions of the United States and the District of Columbia and any political [subdivisions, agencies or instrumentalities thereof and the United States] [[subdivision, agency or instrumentality of any such Person,]]

        [[(B) the U.S.]] Government, any foreign government, [any political subdivisions thereof or any agencies or instrumentalities, or by] [[or any political subdivision or any agency or instrumentality of the U.S. Government or any foreign government,]]

        [[(C) any international instrumentality,]]

        [[(D)]] any bank or savings institution, or

        by

        [[(E)]] any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or [by any corporation or organization organized] under any foreign law[, or in "when issued" contracts for any such securities, or][[; to]] retain Trust assets in cash and from time to time [[to]] change the investments [of] [[in which]] the assets of the Trust [[are invested]]; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more [persons, firms, associations or corporations] [[Persons]] to exercise any of said rights, powers and privileges in respect of any of said [instruments.] [[investments; and]]

        (iii) to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, [suitable or] proper [[or desirable]] for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.


    (b) The Trustees shall not be limited to investing in [[securities or]] obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.


    [[(c) Notwithstanding any other provision of the Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.]]


    Section 3.3. Legal Title. Legal title to all [the] Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person [as] [[or]] nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each [Person] [[person]] who may hereafter become a Trustee. Upon the resignation, [[retirement,]] removal or death of a Trustee [he][[, such Trustee]] shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.


    Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, [[redeem,]] retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII and VIII hereof, to apply to any such [[repurchase, redemption,]] retirement, cancellation or acquisition of Shares any funds [or property] of the Trust [[or other Trust Property,]] whether capital or surplus or otherwise[, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations].

    Section 3.5. Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the [assets of the] Trust [[Property]], to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust [property] [[Property]].

    Section 3.6. Delegation[; Committees]. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees [or agents][[, any Investment Adviser, Distributor, custodian, agent or independent contractor]] of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem [[appropriate or]] expedient.

    Section 3.7. Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

    Section 3.8. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees[[, Trustees]] and Trustees [[Emeritus]].

    Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein[[, in the 1940 Act]] or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees [(][[at which]] a quorum [being present)] [[is present]], including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of [all] [[two-thirds of]] the Trustees. The Trustees may adopt By-Laws not inconsistent with [this] [[the]] Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent [such power is not reserved to the Shareholders] [[permitted therein at any time]].

    Section 3.10. Miscellaneous Powers. [The] [[Without limiting the foregoing, the]] Trustees shall have the power to:


    (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;


    (b) enter into joint ventures, partnerships and any other combinations or associations;

    (c) [remove Trustees or fill vacancies in or add to their number,] elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, [[in each case with or without cause,]] and appoint [from their own number,] and terminate[,] any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

    (d) purchase, and pay for out of Trust Property, [[such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation,]] insurance policies insuring the [Shareholders, Trustees, ][[assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring Shareholders, any administrator, Trustees, Trustees Emeritus,]] officers, employees, agents, [investment advisers, distributors] [[any Investment Adviser, any Distributor]], selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

    (e) establish pension, profit-sharing, [share] [[Share]] purchase, [[deferred compensation,]] and other retirement, incentive and benefit plans for any Trustees, officers, employees [and] [[or]] agents of the Trust;

    (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including [the] [[any]] Investment Adviser, [[administrator, custodian,]] Distributor, Transfer Agent, [and selected dealers] [[shareholder servicing agent and any dealer]], to such extent as the Trustees shall determine;

    (g) guarantee indebtedness or contractual obligations of others;

    (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and

    (i) adopt a seal for the Trust [but][[, provided, that]] the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.


[Section 3.11. Principal Transactions. Except in transactions permitted by the 1940 Act, or any order of exemption issued by the Commission, the Trustees shall not, on behalf of the Trust, buy any securities (other than shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor, or Transfer Agent or with any Interested Person of such Person; but the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms. ]


    [Section 3.12. Trustees and Officers as Shareholders. No officer, Trustee or Member of the Advisory Board of the Trust, and no member, partner, officer, director or trustee of the Investment Adviser or of the Distributor, and no Investment Adviser or Distributor of the Trust, shall take a short position in the securities issued by the Trust.]

                                  ARTICLE IV
      INVESTMENT ADVISER, DISTRIBUTOR,[[ CUSTODIAN]] AND TRANSFER AGENT


    Section 4.1. Investment Adviser. Subject to [a Majority Shareholder Vote] [[applicable requirements of the 1940 Act,]] the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby [a] [[the other]] party to [[each]] such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any [provisions] [[provision]] of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any [[of]] such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees.[[ Such services may be provided by one or more Persons.]]


    Section 4.2. Distributor. [The] [[Subject to applicable requirements of the 1940 Act, the]] Trustees may in their discretion from time to time enter into [a contract,] [[one or more exclusive or non- exclusive distribution contracts]] providing for the sale of Shares [[of one or more Classes,]] whereby the Trust may either agree to sell the Shares to the other party to [the] [[any such]] contract or appoint [[any]] such other party its sales agent for such Shares. In either case, [the] [[any such]] contract shall be on such terms and conditions as the Trustees may in their discretion determine[[, provided that such terms and conditions are]] not inconsistent with the provisions of [this Article IV] [[the Declaration]] or the By- Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements [[or agency agreements]] with [registered] securities dealers [[or other Persons]] to further the purpose of the distribution [of the Shares. ][[or repurchase of the Shares. Such services may be provided by one or more Persons.]]

[Section 4.3.]

    [[Section 4.3. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.]]

    [[Section 4.4. ]]Transfer Agent. The Trustees may in their discretion from time to time enter into [a] [[one or more transfer agency or sub-]]transfer agency and shareholder [service contract or] [[servicing]] contracts whereby the other party to [[each]] such contract shall undertake to furnish [[such]] transfer agency and/or shareholder services to the Trust[. The contract or contracts shall have] [[as the Trustees shall from time to time consider desirable and all upon]] such terms and conditions as the Trustees may in their discretion determine[[, provided that such terms and conditions are ]] not inconsistent with [[the provisions of]] the Declaration or the By-Laws. Such services may be provided by one or more Persons.

    Section [4.4] [[4.5.]] Parties to Contract. Any contract of the character described in [Sections 4.1, 4.2 or 4.3] [[any Section]] of this Article IV [or any Custodian contract, as described in the By-Laws,] may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of [said] [[any such]] contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1, 4.2 [and],
4.3 [[and 4.4]] above [or Custodian contracts], and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section [4.4] [[4.5]].

                                  ARTICLE V
                  LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                             TRUSTEES AND OTHERS

    Section 5.1. No Personal Liability of Shareholders[, Trustees, etc. Subject to Section 5.3, no].[[ No Shareholder or former]] Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust[. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any] [[solely by reason of being or having been a]] Shareholder[, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability]. The Trust shall indemnify and hold each Shareholder [[and former Shareholder]] harmless from and against all claims and liabilities to which such Shareholder may become subject [[solely]] by reason of his [[or her]] being or having been a Shareholder [[(other than taxes payable by virtue of owning Shares)]], and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder [[or former Shareholder]] under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder [[or former Shareholder]] in any appropriate situation even though not specifically provided herein. [[The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.]]

    [[Section 5.2. Limitation of]] [Section 5.2. Non-] Liability of Trustees[, etc. Subject to Section 5.3, no] [[and Others. (a) No]] Trustee, [[Trustee Emeritus,]] officer, employee or agent of the Trust shall be [liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach] [[subject to any liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, and no Trustee or Trustee Emeritus shall be responsible or liable in any event for any neglect or wrongdoing of any officer, employee or agent of the Trust or for the act of omission of any other Trustee or Trustee Emeritus. Notwithstanding anything to the contrary in this
Section 5.2 (a) or otherwise, nothing in the Declaration shall protect any Trustee, Trustee Emeritus, officer, employee or agent of the Trust against any liability to the Trust or its Shareholders to which he, she or it would otherwise be subject by reason]] of [trust) except for his own bad faith,] willful misfeasance, [[bad faith,]] gross negligence or reckless disregard of [his duties.] [[the duties involved in the conduct of his, her or its office or position with or on behalf of the Trust.]]

    [[(b) All persons extending credit to, contracting with or having claim against the Trust shall look solely to the assets of the Trust for payment under such credit, contract or claim; and neither any Trustee or Trustee Emeritus, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.]]

    Section 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

        (i) every person who is or has been a Trustee[[, Trustee Emeritus]] or officer of the Trust [[(hereinafter referred to as a "Covered Person")]] shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him [[or her]] in connection with any claim, action, suit or proceeding in which [he] [[that individual]] becomes involved as a party or otherwise by virtue of [his] being or having been a Trustee[[, Trustee Emeritus]] or officer and against amounts paid or incurred by [him] [[that individual]] in the settlement thereof;

        (ii) the words "claim," "action," "suit[,]" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, [[administrative]] or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement [[or compromise]], fines, penalties and other liabilities.

    (b) No indemnification shall be provided hereunder to a [Trustee or officer] [[Covered Person]]:

        (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that [he] [[the Covered Person]] engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of [his] [[that individual's]] office;

        (ii) with respect to any matter as to which [he] [[the Covered Person]] shall have been finally adjudicated not to have acted in good faith in the reasonable belief that [his] [[that individual's]] action was in the best interest of the Trust; [[or]]

        (iii) in the event of a settlement involving a payment by a Trustee[[, Trustee Emeritus]] or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a [Trustee or officer] [[Covered Person]], unless there has been either a determination that such [Trustee or officer] [[Covered Person]] did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of [his] [[that individual's]] office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that [he] [[that individual]] did not engage in such conduct:

            (A) by vote of a majority of the Disinterested Trustees [[(as defined below)]] acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

            (B) by written opinion of [independent legal counsel][[
        (i) the then-current legal counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent]].

    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any [Trustee or officer] [[Covered Person]] may now or hereafter be entitled, shall continue as to a [Person] [[person]] who has ceased to be [such Trustee or officer] [[a Covered Person]] and shall inure to the benefit of the heirs, executors and administrators of such [Person] [[person]]. Nothing contained herein shall [[limit the Trust from entering into other insurance arrangements or]] affect any rights to indemnification to which [[Trust]] personnel [other than Trustees and officers][[, including Covered Persons,]] may be entitled by contract or otherwise under law.

    (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the [recipient] [[Covered Person]] to repay such amount if it is ultimately determined that [he] [[the Covered Person]] is not entitled to indemnification under this Section 5.3, provided that either:

        (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

        (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or [an independent] legal counsel [[meeting the requirement in Section 5.3(b)(iii)(B) above]] in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the [recipient] [[Covered Person]] ultimately will be found entitled to indemnification.

    As used in this Section 5.3[,] a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

    [[(e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.]]

    Section 5.4. No Bond Required [of Trustees]. No Trustee[[, Trustee Emeritus or officer]] shall be obligated to give any bond or other security for the performance of any of his [[or her]] duties hereunder.

    Section 5.5. No Duty of Investigation; Notice in Trust Instruments[, etc]. No purchaser, lender, [transfer agent ][[shareholder servicing agent, Transfer Agent]] or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees [[or officers]] shall recite that the same is executed or made by them not individually, but as [[or on behalf of]] Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees[[, officers]] or Shareholders[,] individually, but bind only the [trust] [[Trust]] estate, and may contain any further recital [which they or he may deem] [[deemed]] appropriate, but the omission of such recital shall not operate to bind any of the Trustees[[, officers]] or Shareholders individually. The Trustees [shall at all times] [[may]] maintain insurance for the protection of the Trust Property, [its] Shareholders, Trustees, [[Trustees Emeritus,]] officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

    Section 5.6. [Reliance on Experts, etc. ][[Good Faith Action; Reliance on Experts. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law.]] Each Trustee and officer or employee of the Trust shall, in the performance of his [[or her]] duties, be [[under no liability and]] fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon [an opinion] [[advice]] of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent,[[ custodian, any shareholder servicing agent,]] selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

    [[Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any Class of Shares thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or Class of Shares thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.]]

    [[Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any Class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any Class thereof shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.]]

                                  ARTICLE VI
                        SHARES OF BENEFICIAL INTEREST

    Section 6.1. Beneficial Interest. The Trustees may, without Shareholder approval, authorize one or more Classes of Shares with or without par value (which Classes may be divided into two or more Series), Shares of each such Class or Series having such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine.


    As of the [Effective Date] [[date of the Declaration]], the Shares are divided into two Classes of Shares, a Class of an unlimited number of common shares of beneficial interest, without par value (the "Common Shares") and a Class of an unlimited number of preferred shares of beneficial interest, without par value (the "Preferred Shares"). [ All Shares outstanding as of the Effective Date shall be designated as Common Shares.]


The designations and powers, preferences and rights, and the qualifications, limitations and restrictions of the Common Shares are as follows and as set forth elsewhere in this Declaration.

    (a) Subject to the rights of the holders of the Preferred Shares, in the event of the termination of the Trust the holders of the Common Shares shall be entitled to receive pro rata the net distributable assets of the Trust.

    (b) The holders of the Common Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Common Shares or securities of the Trust which it may hereafter issue or sell, other than such right, if any, as the Trustees in their discretion may determine.

    (c) Subject to the rights of the holders of the Preferred Shares, dividends or other distributions, when, as and if declared by the Trustees, shall be shared equally by the holders of Common Shares on a share for share basis. The Trustees may direct that any dividends or other distributions or any portion thereof as declared and distributed shall be paid in cash to the holder, or, alternatively, may direct that any such dividends be reinvested in full and fractional Shares of the Trust if such holder elects to have them reinvested.

    (d) The Trustees may hold as treasury shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Common Shares of any Series reacquired by the Trust at their discretion from time to time. Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust. The designations and powers, preferences and rights, and the qualifications, limitations and restrictions of the Preferred Shares shall be as set forth in the Statement relating to the Preferred Shares.

All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

    Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights [[specifically set forth]] in the Declaration [specifically set forth]. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Class or Series of Shares.[[ By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.]]

    Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

    Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with[[,]] the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares[[, including the Shares of any Class,]] into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust [[Property]]. Contributions to the Trust may be accepted for whole Shares and/or [l/l,000ths] [[1/1,000ths]] of a Share or integral multiples thereof.

    Section 6.5. Register of Shares. A register [[or registers]] shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses [[(which may be addresses for electronic delivery)]] of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of [each Class and Series of Shares ][[the Shares, including Shares of any Class or Series,]] and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to [him as ][[that Shareholder as provided]] herein or in the By- Laws [provided], until [he] [[the Shareholder]] has given his [[or her]] address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. The Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

    Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by [his] [[the record holder's]] agent thereunto [duly] authorized in writing, upon delivery to the Trustees or[[, if there is a Transfer Agent with respect to such Shares,]] the Transfer Agent of a duly executed instrument of transfer[,] together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

    Any [person] [[Person]] becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

    Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given [[(i)]] if mailed, postage prepaid, addressed to any Shareholder of record at [his] [[the Shareholder's]] last known address as recorded on the register of the Trust[[, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation]].

    Section 6.8. Voting Powers. Subject to the voting power of one or more Classes or Series of Shares as set forth in [this] [[the]] Declaration and in any Statement, [the] Shareholders shall have power to vote only (i) for the election of Trustees [or for their removal ][[when that issue is submitted to Shareholders, and for the removal of Trustees]] as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract [as provided in Section 4.1 hereof] [[on which a shareholder vote is required by the 1940 Act]], (iii) with respect to termination of the Trust [[or any Class to the extent and]] as provided in Section 8.2 [[hereof]], (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 8.3 [[hereof]], (v) with respect to any merger, consolidation, [conversion] or sale of assets [[to the extent and]] as provided in Sections 8.4[, 8.5] and 8.7 [[hereof]], (vi) with respect to [incorporation] [[any conversion]] of the Trust [[to an "open- end company"]] to the extent and as provided in Section [8.5] [[8.6 hereof]], (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (viii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws, any Statement or any registration of the Trust with the Commission (or any successor agency) or any [state] [[other regulator having jurisdiction over the Trust]], or as the Trustees may consider necessary or desirable.

[Each whole Share]

    [[A Shareholder]] shall be entitled to one vote [as to any] [[for each Share owned by such Shareholder on each]] matter on which [it] [[such Shareholder]] is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except as otherwise provided in any Statement [and except that][[.]] Shares held in the treasury of the Trust shall not be voted.

[Notwithstanding any other provision of this Declaration, on any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws or any Statement or required by law,]

    [[Except when a larger vote is required by applicable law or by any provision of the Declaration, the By-Laws or a Statement, if any, Shares representing a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law, the Declaration or a Statement requires that holders of any Class or Series shall vote as a class, then Shares representing a majority of the Shares of that Class or Series voted on the matter shall decide that matter insofar as that Class or Series is concerned, and provided further, that abstentions and broker non-votes shall not be counted as votes cast but shall be counted as being present for purposes of determining the existence of a quorum.]]


    [[Notwithstanding any provision hereof to the contrary but subject to any Statement relating to Preferred Shares, on any matter submitted to a vote of the Shareholders of the Trust, all Shares of the Trust then entitled to vote shall]] be voted in the aggregate as a single Class [without regard to][[, except that
(i) when required by the 1940 Act to be voted by individual Class or Series, Shares shall not be voted in the aggregate, and (ii) when the Trustees have determined that a matter affects only the interests of Shareholders of particular]] Classes or Series of Shares[[, only Shareholders of such Class or Series of Shares, as applicable, shall be entitled to vote thereon]].


    There shall be no cumulative voting in the election of Trustees. Until Shares of a particular Class or Series are issued [[and during any period when no Shares of a particular Class or Series are outstanding]], the Trustees may exercise all rights of Shareholders of such Class or Series and may take any action required by law, the Declaration, the By-Laws or any Statement to be taken by Shareholders as to such Class or Series. The By-Laws and any Statement may include further provisions for [Shareholders'] [[Shareholder]] votes and meetings and related matters.

                                 ARTICLE VII
                      DETERMINATION OF NET ASSET VALUE,
                         NET INCOME AND DISTRIBUTIONS

    The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-[Laws] [[laws]], in any Statement, or in a duly adopted vote of the Trustees such bases and times for determining the per Share net asset value of the Shares [or][[, including]] any Class or Series of Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable.

                                 ARTICLE VIII
                       DURATION; TERMINATION OF TRUST;
                           AMENDMENT; MERGERS, ETC.

    Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

    Section 8.2. Termination of Trust. (a) Subject to the voting powers of one or more Classes or Series of Shares as set forth in this Declaration and in any Statement, the Trust may be terminated[[ at any time]] (i) by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders, or (ii)[ by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such Shares] [[by the Trustees by written notice to the Shareholders. Any Class of the Trust may be terminated at any time (i) by the affirmative vote of the holders of not less than two-thirds of the Shares of that Class outstanding and entitled to vote at any meeting of Shareholders, or (ii) by the Trustees by written notice to the Shareholders of that Class]]. Upon the termination of the Trust:

        (i) The Trust shall carry on no business except for the purpose of winding up its affairs;

        (ii) The Trustees shall proceed to wind up the affairs of the Trust and all the powers of the Trustees under [this] [[the]]
    Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more [persons] [[Persons]] at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; [provided, that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 8.4 hereof;] and

        (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly in cash and partly in kind, among the Shareholders [[of the Trust]] according to their respective rights and as required or permitted by the preferences and special or relative rights and privileges of any Class or Series of Shares.

    [[The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to the termination of any Class.]]

    (b) After termination of the Trust [[or Class]] and distribution to the Shareholders [[of the Trust or Class]] as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder [[with respect to the Trust or Class]], and the rights and interests of all Shareholders [[of the Trust or Class]] shall thereupon cease.


    Section 8.3. Amendment Procedure. (a) Except [to the extent that any Statement or applicable law may require a higher vote or the separate vote of one or more] [[as specifically provided herein, the Trustees may, without any Shareholder vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote, amend the Declaration to designate or redesignate]] Classes or Series [of Shares, and except as provided in paragraph (c) of this Section 8.3 this Declaration may be amended by a Majority Shareholder Vote or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares outstanding and entitled to vote. The Trustees may also amend this Declaration without the vote or consent of Shareholders], to change the name [[or principal office]] of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, [to authorize one or more Classes or Series of Shares or to make any additions and/or changes deemed necessary to effectuate the designations and powers, preferences and rights, and the qualifications, limitations and restrictions adopted by the Trustees with respect to any Class or Series of Shares so authorized pursuant to Article VI of this Declaration,] or if they deem it necessary [[or advisable,]] to conform [this] [[the]] Declaration to the requirements of applicable [federal laws or regulations or the requirements of the regulated investment company provisions of] [[law, including the 1940 Act and]] the Internal Revenue Code [[of 1986, as amended]], but the Trustees shall not be liable for failing [[to do so. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Section 6.8; (ii) any amendment to Section 8.3(a) or (b); (iii) any amendment as may be required by law, by the Trust's registration statement or by any Statement to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees.]] [so to do.]


    [(b)] Except to the extent [that any Statement or applicable law may require a higher vote or the separate vote of one or more Classes or Series of Shares, no amendment may be made under this Section 8.3 which would change any rights with respect to any Shares by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote.] [[a higher vote is required by any Statement or as otherwise provided in Section 8.3(c), any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders of the Trust, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust.]]

    [[Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular Classes of Shares, then only Shareholders of such Classes shall be entitled to vote thereon, and no vote of Shareholders of any other Classes shall be required.]]

    [[(b) ]]Nothing contained in [this] [[the]] Declaration shall permit the amendment of [this] [[the]] Declaration to impair the exemption from personal liability of the Shareholders, [[former Shareholders,]] Trustees, [Officers] [[Trustees Emeritus, officers]], employees and agents of the Trust or to permit [assessment upon Shareholders.] [[assessments upon Shareholders or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.]]

    (c) No amendment may be made [under this Section 8.3] which shall amend, alter, change or repeal any of the provisions of [Sections 8.3,][[ Section 2.2,
Section 8.2, this Section 8.3(c), Section ]]8.4,[[ Section]] 8.6 and [[Section]]
8.7 unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of sixty-six and two-thirds percent (66 2/3%) of the Shares outstanding and entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any Class or Series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

    (d) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders [[(if applicable)]] or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

    [[(e) Notwithstanding any other provision hereof, until such time as Shares of a particular Class are first issued the Declaration may be terminated or amended in any respect as to that Class, and as to any Class in which Shares are not outstanding, by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.]]


    Section 8.4. Merger, Consolidation and Sale of Assets. [The Trust ][[Subject to applicable law and except as otherwise provided in Section 8.5 hereof, the Trust or any Class thereof]] may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property[,] [[(or all or substantially all of the Trust Property allocated to a particular Class of the Trust)]] including its good will, upon such terms and conditions and for such consideration when and as authorized [[(a)]] at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote[[ of all Classes of the Trust voting as a single class if the entire Trust is merging, consolidating, or disposing of assets, or by the affirmative vote of the holders of not less than two-thirds of the Shares of a Class if only that Class is merging, consolidating or disposing of assets]], or [by an instrument or instruments in writing] [[(b) by the written consent, -without a meeting,]] [consented to by] [[of]] the holders of not less than two-thirds of such Shares [[or of the Shares of the particular Class as described above]], provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of Shares [[of the Trust ]]outstanding and entitled to vote [[or of the Shares of the particular Class as described above]], shall be sufficient authorization[; and any ][[. Any ]]such merger, consolidation, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. [Nothing contained herein shall be construed as requiring approval of shareholder for any sale of assets in the ordinary course of business of the Trust.] [[ Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Nothing contained herein shall be construed as requiring approval of Shareholders for any recapitalization or reclassification of any Class, for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a]] [[merger, consolidation,]] [[reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more Classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.]]


    Section 8.5. Incorporation [and Reorganization. With the approval of the holders of a majority of the Shares outstanding and entitled to vote, the Trustees may][[, Reorganization. The Trustees may, without the vote or consent of Shareholders,]] cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust [[(or series or class of a trust), unit investment trust]], partnership, [[limited liability company,]] association or other organization to [take over] [[acquire]] all [[or a portion]] of the Trust Property [[(or all or a portion of the Trust Property allocated to a particular Class)]] or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer [the] [[such]] Trust Property to any such corporation, trust [[(or series or class of a trust)]], partnership, [[limited liability company,]] association or organization in exchange for the shares or securities thereof or otherwise[[,]] and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. [Subject to Section 8.4 hereof, the] [[The]] Trustees may also[[, without the vote or consent of Shareholders,]] cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust [[(or series or class of a trust)]], partnership, association or other organization if and to the extent permitted by law [as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.][[. The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to this Section 8.5. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.]]

    Section 8.6. Conversion. Notwithstanding any other provision of this Declaration, the conversion of the Trust from a "closed-end company" to an "open-end company," as those terms are defined in [Sections 5(a)(2) and 5
(a)(1), respectively, of] the 1940 Act [as in effect on June 1, 1986], shall require the affirmative vote or consent of the holders of sixty-six and two-thirds percent (66 2/3%) of the Shares of each Class outstanding and entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or by the terms of any Class or Series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

    Section 8.7. Certain Transactions. (a) Notwithstanding any other provision of this Declaration and subject to the exceptions provided in paragraph (d) of this Section, the types of transactions described in paragraph (c) of this Section shall require the affirmative vote or consent of the holders of sixty-six and two-thirds [[percent]] (66 2/3%) of the Shares outstanding and entitled to vote, when a Principal Shareholder (as defined in paragraph (b) of this Section) is a party to the transaction. Such affirmative vote or consent shall be in addition to the vote or consent of the [holders of Shares] [[Shareholders]] otherwise required by law or by the terms of any Class or Series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

    (b) The term "Principal Shareholder" shall mean any corporation, person or other entity which is the beneficial owner, directly or [directly] [[indirectly]], of more than five percent (5%) of the outstanding Shares and shall include any affiliate or associate, as such terms are defined in clause
(ii) below, of a Principal Shareholder. For the purposes of this Section, in addition to the Shares which a corporation, person or other entity beneficially owns directly, (a) any corporation, person or other entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding share options granted by the Trust) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other corporation, person or entity with which its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its "affiliate"[,] or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on December 1, 1986, and (b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other [Shares] [[shares]] which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

    (c) This Section shall apply to the following transactions:

        (i) [The] [[the]] merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

        (ii) [The] [[the]] issuance of any securities of the Trust to any Principal Shareholder for cash;

        (iii) [The] [[the]] sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period);

        (iv) [The] [[the]] sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

    (d) The provisions of this Section shall not be applicable to (i) any of the transactions described in paragraph (c) of this Section if the Board of Trustees of the Trust shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, or (ii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Trust and its subsidiaries.

    (e) The Board of Trustees shall have the power and duty to determine for the purposes of this Section on the basis of information known to the Trust, whether
(i) a corporation, person or entity beneficially owns more than five percent (5%) of the outstanding Shares, (ii) a corporation, person or entity is an "affiliate" or "associate" (as defined above) of another, (iii) the assets being acquired or leased to or by the Trust or any subsidiary thereof, constitute a substantial part of the assets of the Trust and have an aggregate fair market value of less than $1,000,000, and (iv) the memorandum of understanding referred to in paragraph (d) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section.

                                   ARTICLE IX
                            [REPORTS TO SHAREHOLDERS]

[The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.]

                                   [ARTICLE X]
                                  MISCELLANEOUS

    Section [10.1.] [[9.1.]] Filing. [This] [[The]] Declaration and any [[subsequent]] amendment hereto and any Statement shall be filed in the office of the Secretary of [the] [[The]] Commonwealth of Massachusetts and in such other [[place or]] places as may be required under the laws of [[The Commonwealth of]] Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate[[, [[provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto]]. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by [a] [[an officer or]] Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some [later] [[other]] time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of [the] [[The]] Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

    [[Section]] [10.2] [[9.2]]. Governing Law. [This] [[The]] Declaration is executed by the Trustees and delivered in [the] [[The]] Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said [State.] [[Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such action.]]

[Section 10.3. Counterparts. This]

    [[Section 9.3. Principal Office. The principal office of the Trust is 500 Boylston Street, Boston, Massachusetts. The Trustees, without a vote of Shareholders, may change the principal office of the Trust.]]


    [[Section 9.4. Counterparts. The]] Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.


    Section [10.4] [[9.5]]. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust[[,]] appears to be [a] [[an officer or]] Trustee hereunder, certifying to: [(a)][[(i)]] the number or identity of Trustees or Shareholders, [(b)][[(ii)]] the due authorization of the execution of any instrument or writing, [(c)][[(iii)]] the form of any vote passed at a meeting of Trustees or Shareholders, [ (d)][[(iv)]] the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of [this] [[the]] Declaration, [(e)][[ (v)]] the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or [(f)][[(vi)]] the existence of any fact or facts which in any manner [relate] [[relates]] to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

    [[Section 9.6. Provisions in Conflict with Law or Regulations.]]

[Section 10.5. Provisions in Conflict with Law or Regulations]

    (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company [[or other]] provisions of the Internal Revenue Code [[of 1986, as amended]], or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration; provided however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

    (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.


    IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ________day of_____, _________.


{Trustee Signature Lines}

                                                                    APPENDIX C

                       FUNDAMENTAL POLICIES TO APPLY TO
                      THE FUND UPON SHAREHOLDER APPROVAL


The Fund may not:


    (1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

    (2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

    (3) Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

    (4) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

    (5) Real Estate, Oil and Gas, Mineral Interests, Commodities: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

    (6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.


                                                                                                                         APPENDIX D


                                          CURRENT FUNDAMENTAL INVESTMENT POLICIES OF AND
                                                    PROPOSED ACTION TO BE TAKEN


CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow money or pledge, mortgage or hypothecate its assets, except as a        Borrow Money: borrow money except to the extent
temporary measure for extraordinary or emergency purposes or for a                 such borrowing is not prohibited by the 1940 Act
repurchase of its shares, and in no event in excess of 1/3 of its assets           and exemptive orders granted under such Act.
(the Fund intends to borrow money only from banks);

-----------------------------------------------------------------------------------------------------------------------------------
(2) purchase any security or evidence of interest therein on margin, except        It is proposed that this fundamental policy be
that the Fund may obtain such short-term credit as may be necessary for the        removed.
clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with interest rate futures contracts;
-----------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell any put or call option or any combination thereof,            It is proposed that this fundamental policy be
provided that this shall not prevent the purchase, ownership, holding or           removed.
sale of contracts for the future delivery of fixed income securities;
-----------------------------------------------------------------------------------------------------------------------------------

(4) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein),             Commodities: purchase or sell real estate
interests in oil, gas or mineral leases, commodities or commodity contracts        (excluding securities secured by real estate or
(except contracts for the future acquisition or delivery of fixed income           interests therein and securities of companies,
securities) in the ordinary course of the business of the Fund (the Fund           such as real estate investment trusts, which
reserves the freedom of action to hold and to sell real estate acquired as         deal in real estate or interests therein),
a result of the ownership of securities);                                          interests in oil, gas or mineral leases,
                                                                                   commodities or commodity contracts (excluding
                                                                                   currencies and any type of option, Futures
                                                                                   Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.

-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase securities of any issuer if such purchase at the time thereof         It is proposed that this fundamental policy be
would cause more than 10% of the voting securities of such issuer to be            removed.
held by the Fund;
-----------------------------------------------------------------------------------------------------------------------------------

(7) issue any senior security (as that term is defined in the Investment           Senior Securities: issue any senior securities
Company Act of 1940 (the "1940 Act"), if such issuance is specifically             except to the extent not prohibited by the 1940
prohibited by the 1940 Act or the rules and regulations promulgated                Act and exemptive orders granted under such Act.
thereunder;                                                                        For purposes of this restriction, collateral
                                                                                   arrangements with respect to any type of swap,
                                                                                   option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(8) make loans to other persons except through the use of repurchase               Make Loans: make loans except to the extent not
agreements, the purchase of commercial paper or the purchase of all or a           prohibited by the 1940 Act and exemptive orders
portion of an issue of debt securities in accordance with its investment           granted under such Act.
objective, policies and restrictions, and provided that not more than 10%
of the assets of the Fund will be invested in repurchase agreements maturing in more than seven days.
-----------------------------------------------------------------------------------------------------------------------------------
There is currently no corresponding policy.                                        Industry Concentration: It is proposed that the
                                                                                   following fundamental policy be added: purchase
                                                                                   any securities of an issuer in a particular
                                                                                   industry if as a result 25% or more of its total
                                                                                   assets (taken at market value at the time of
                                                                                   purchase) would be invested in securities of
                                                                                   issuers whose principal business activities are
                                                                                   in the same industry.


                                                                     APPENDIX E


NOTE: THIS APPENDIX CONTAINS A COMPARISON BETWEEN THE CURRENT AGREEMENT AND THE STANDARDIZED NEW AGREEMENT THAT THE TRUSTEES PROPOSE TO USE FOR ALL OF THE FUNDS WITHIN THE MFS FAMILY OF FUNDS. THIS AGREEMENT HAS BEEN MARKED TO SHOW THE CHANGES THAT WILL BE MADE IF THE NEW AGREEMENT PROPOSED IN ITEM 4 IS APPROVED AND ADOPTED. DELETED TEXT IS MARKED THROUGH AND ADDED TEXT APPEARS IN ITALICS. FOR EDGAR DELETED TEXT IS SET IN BRACKETS AND ADDED TEXT IS SET IN DOUBLE BRACKETS.


                        INVESTMENT ADVISORY AGREEMENT


[THIS] [[INVESTMENT ADVISORY]] AGREEMENT, [made the 6th] [[dated this _____]] day of [November, 1986] [[_______,____,]] by and between MFS MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the "Adviser").

                                 WITNESSETH:
                                 -----------


    WHEREAS, the Fund is engaged in business as [a closed-end] [[an]] investment company registered under the Investment Company Act of 1940; [[and]]

    WHEREAS, the Adviser is willing to provide [business management] services to the Fund on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:


    ARTICLE 1. DUTIES OF THE ADVISER.[[(a)]] The Adviser shall provide the Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its [funds] [[assets]]. The Adviser shall act as [Adviser] [[investment adviser]] to the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities [[or other instruments]] shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of [its] [[the Fund's Amended and Restated]] Declaration of Trust, dated [September 18, 1986 (the "Declaration")][[_______,]] and By-Laws[(the "By-Laws")], [as] each [may be] [[as]] amended from time to time [[(respectively, the "Declaration" and the "By-Laws")]], to the provisions of the Investment Company Act of 1940 [(the "Act")] and the Rules, Regulations and orders thereunder and to the Fund's [then current registration statement under the Act.] [[then-current Prospectus and Statement of Additional Information.]] The Adviser [[also]] shall [also make recommendations as to the manner in which] [[exercise]] voting rights, rights to consent to corporate [action] [[actions]] and any other rights pertaining to the Fund's portfolio securities [shall be exercised] [[in accordance with the Adviser's policies and procedures as presented to the Trustees of the Fund from time to time]]. Should the Trustees at any time, however, make any definite determination as to [[the]] investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such [notices] [[notice]] or until similarly notified that such determination [has been] [[shall be]] revoked.


    [[(b)]] The Adviser shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities [[or other instruments]] for the Fund's account with brokers or dealers selected by it, and to that end[[,]] the Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to [[the]] deliveries of securities [[or other instruments]] and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for [the Fund execution at the best available price. Subject to this requirement of seeking the best available price, securities may be bought from or sold to broker dealers who have furnished statistical, research and other information or services to the Adviser or the Fund subject to any applicable law, rules or regulations] [[the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. Subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, the Adviser also is authorized to consider sales of shares of the Fund or of other funds or accounts of the Adviser as a factor in the selection of brokers and dealers.]]

    [[(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to the Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of the Fund by any sub-adviser.]]


    [[ARTICLE 2.]] ALLOCATION OF CHARGES AND EXPENSES. [[(a) ]]The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel [[necessary]] for servicing the investments of the Fund and maintaining its organization[[,]] and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. The Adviser shall arrange, if desired by the Fund, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.


    (b) It is understood that the Fund will pay all of its own expenses [[incurred in its operations and in the offering of the Fund's shares, unless specifically provided otherwise in this Agreement, or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Fund,]] including, without limitation[,][[:]] compensation of Trustees [['']]not affiliated[['']] with the Adviser[,][[;]] governmental fees[,][[;]] interest charges[,][[;]] taxes[,][[;]] membership dues in the Investment Company Institute allocable to the Fund[,][[;]] fees and expenses of independent auditors, of legal counsel[[,]] and of any transfer agent, registrar [and] [[or]] dividend disbursing agent of the Fund[,][[;]] expenses of [[repurchasing and redeeming shares and]] servicing shareholder accounts[,][[;]] expenses of preparing, printing and mailing [share] [[stock]] certificates, [shareholders'] [[shareholder]] reports, notices, proxy statements and reports to governmental officers and commissions[,][[; ]] brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions[,][[;]] insurance premiums[,][[;]] fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts[, calculation of ][[; expenses of calculating]] the net asset value of shares of the Fund[[;]] [expenses of shareholder meetings, expenses relating to the repurchase of shares,] [[organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Fund's Trustees and officers with respect thereto; and]] expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the [Trust] [[Fund]] is a party provides that another party is to pay some or all of such expenses).

    [[(c) The payment or assumption by the Adviser of any expenses of the Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Fund on any subsequent occasion.]]


    [[ARTICLE 3.]] COMPENSATION OF THE ADVISER. For the services to be rendered and [for] the facilities [to be] provided, the Fund shall pay to the Adviser [out of the assets of the Fund] an investment advisory fee computed and paid monthly in an amount equal to the sum of .40% of the average weekly net assets of the Fund and 6.32% of the gross income (i.e., income other than gains from the sale of securities or gains received from futures contracts) of the Fund, in each case on an annualized basis, for its then-current fiscal year. [[If the Adviser shall serve for less than the whole of any period specified in this
Article 3, the compensation paid to the Adviser will be prorated.]]

    [[ARTICLE 4. ADDITIONAL SERVICES. Should the Fund have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.]]

    [[ARTICLE 5.]] COVENANTS OF THE ADVISER. The Adviser agrees that it will not deal with itself, or with the Trustees of the [[Fund or the]] Fund's [principal underwriter] [[distributor]], if any, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the Investment Company Act of 1940 and [the Rules, Regulations or Orders] [[any rules, regulations or orders of the Securities and Exchange Commission]] thereunder, will not take a long or short position in the shares of the Fund except as permitted by the [Declaration of Trust] [[applicable law]], and will comply with all other provisions of the Declaration [of Trust] and [[the]] By-Laws and the then[[-]]current Prospectus [[and Statement of Additional Information]] of the Fund relative to the Adviser and its directors and officers.


[5]


    [[ARTICLE 6]] LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith [or][[,]] gross negligence [in the performance] [[or reckless disregard]] of its duties[, or by reason of reckless disregard of its] [[and]] obligations [and duties] hereunder. As used in this Article [5] [[6]], the term "Adviser" shall include directors, officers and employees of the Adviser as well as [the] [[that]] corporation itself.


[6]


    [[ARTICLE 7.]] ACTIVITIES OF THE ADVISER. [The] [[(a) The Fund acknowledges that the]] services of the Adviser to the Fund are not [to be deemed to be] exclusive, the Adviser being free to render investment advisory and/or other services to others. The [Adviser may permit other Fund clients to use the initials "MFS" in their names. The Fund agrees that if the Adviser shall for any reason no longer serve as Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS".] [[Fund further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of the Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.]]


    [[(b) The Fund acknowledges that whenever the Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Fund acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for the Fund.]]

    [[(c)]] It is understood that [[the]] Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser, as directors, officers [and][[,]] employees, or otherwise and that [directors, officers and employees, or otherwise and that] directors, officers and employees of the Adviser are or may [be or] become similarly interested in the Fund[[,]] and that the Adviser may be or become interested [in the Fund and that the Adviser may be or become interested] in the Fund as a shareholder or otherwise.


    [[ARTICLE 8. MFS NAME. The Fund acknowledges that the names "Massachusetts Financial Services," "MFS" or any derivatives thereof or logos associated with those names (collectively, the "MFS Marks") are the valuable property of the Adviser and its affiliates. The Adviser grants the Fund a non- exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Fund. The Fund agrees that if the Adviser for any reason no longer serves as investment adviser to the Fund, and the Adviser so requests, the Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement and Declaration of Trust to delete any references to the MFS Marks. The Fund acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Fund shall be deemed to have taken the required action "promptly" if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to the Fund, or from the date of the Adviser's request, as the case may be.]]

    [[ARTICLE 9.]] [7.]DURATION, TERMINATION AND AMENDMENT OF THIS AGREEMENT. [[(a)]] This Agreement shall become effective on the [day and year first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until August 1, 1988] [[date first written above. Thereafter, this Agreement will remain in effect for a period of two years from the date first written above,]] on which date it will terminate unless its continuance [after August 1, 1988] is "specifically approved at least annually"
(i) by the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the [[Board of]] Trustees of the Fund, or by "vote of a majority of the outstanding voting securities" of the Fund.


    [[(b)]] This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser, in each case [[on]] not more than sixty days' nor less than thirty days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment".

    [[(c)]] This Agreement may be amended only if such amendment [[is in writing signed by or on behalf of the Fund and the Adviser and]] is approved by "vote of a majority of the outstanding voting securities" of the Fund [[(if such shareholder approval is required by the Investment Company Act of 1940).]]


    [[ARTICLE 10. SCOPE OF TRUST'S OBLIGATIONS. A copy of the Fund's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Fund.]]

    [[ARTICLE 11. DEFINITIONS AND INTERPRETATIONS.]] The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified [in][[,]] and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the [Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by] [[rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the "Federal Securities Acts") shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of]] the Securities and Exchange Commission [under said Act.][[. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.]]

    [[ARTICLE 12. RECORD KEEPING. The Adviser will maintain records in a form acceptable to the Fund and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Fund and will be available for inspection and use by the Fund.]]

    [[ARTICLE 13. MISCELLANEOUS. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.]]


    [[(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.]]

    [[(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.]]

    [[(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.]]


    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned[,] [[officers]] thereunto duly authorized, all as of the day and year first above written. The undersigned [Trustee] [[officer]] of the Fund has executed this Agreement not individually, but as [Trustee] [[an officer]] under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees[[, officers]] or shareholders of the Fund, individually, but bind only the trust estate.


                                        MFS MUNICIPAL INCOME TRUST

                                        By: __________________________________

                                        Name: ________________________________

                                        Title: _______________________________


                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

                                        By: __________________________________

                                        Name: ________________________________

                                        Title: _______________________________

                                                               MFS-14-MFM-8/01

THE 2001 SHAREHOLDER PROXY VOTING INSTRUCTIONS FOR MFS(R) FUNDS

It's fast, it's easy -- you've read through the materials, and you're ready to vote Internet voting

To make it fast and easy, you have three ways to vote -- by Internet, by phone, or by mail. Votes by phone or Internet will be confirmed and posted immediately. If you vote by phone or by Internet, you don't need to mail your proxy card(s).

Internet voting             Telephone voting            Mail voting
-------------------------   -------------------------   ------------------------

1. Go to www.proxyweb.com   1. Call toll free           1. Complete and sign the
   or to the proxy voting      1-888-221-0697.             proxy card.
   link on mfs.com.
                            2. Enter the 14-digit       2. Place the card in the
2. Enter the 14-digit          control number on your      postage-paid return
   control number on your      proxy card.                 envelope, and put it
   proxy card.                                             in the mail.
                            3. Follow the recorded
3. Follow the                  instructions.
   instructions on the
   site.

Your vote is important. It is your right as a shareholder. Please vote now. Thank you for your participation.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
MFS-10VOTE-R-9/01

THE 2001 SHAREHOLDER PROXY VOTING INSTRUCTIONS FOR MFS(R) FUNDS

It's fast, it's easy -- you've read through the materials, and you're ready to vote

To make it fast and easy, you have three ways to vote -- by Internet, by phone, or by mail.

Votes by phone or Internet will be confirmed and posted immediately.

If you vote by phone or by Internet, you don't need to mail your proxy card(s).

Internet voting             Telephone voting            Mail voting
-------------------------   -------------------------   ------------------------

1. Go to the Web site       1. Call the toll free       1. Complete and sign the
   indicated on your           number on your proxy        proxy card.
   proxy card.                 card.
                                                        2. Place the card in the
2. Enter the 12-digit       2. Enter the 12-digit          postage-paid return
   control number on your      control number on your      envelope, and put it
   proxy card.                 proxy card.                 in the mail.

3. Follow the               3. Follow the recorded
   instructions on the         instructions.
   site.

Your vote is important. It is your right as a shareholder. Please vote now. Thank you for your participation.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
MFS-10VOTE-B-8/01

                                                                  --------------
                                                                    FIRST CLASS
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                       PROXY
                                                                     TABULATOR
                                                                  --------------
     P.O. BOX 9131
HINGHAM, MA 02043-9131
                                              4.5 MILLION
                                                MFS(R) fund account holders
                                                are counting on YOU

                                                Please vote all of your proxies

                              VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

                  **** CONTROL NUMBER: 999 999 999 999 99 ****


----- Please fold and detach card at perforation before mailing -----


FUND NAME PRINTS HERE                        PROXY FOR A MEETING OF SHAREHOLDERS
MFS FAMILY OF FUNDS                          TO BE HELD ON OCTOBER 12, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned hereby appoints James R. Bordewick, Jr., Stephen E. Cavan, James
O. Yost, Arnold D. Scott and Jeffrey L. Shames and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of MFS Municipal Income Trust, on Friday, October 12, 2001 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Fund which the undersigned would be entitled to vote if personally present.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

                                             THIS PROXY CARD IS VALID ONLY WHEN
                                                      SIGNED AND DATED.

                                             Date _____________________
                                             Signature (PLEASE SIGN WITHIN BOX)

                                             ----------------------------------


                                             ----------------------------------

                                             NOTE: Please sign exactly as name
                                             appears on this card. All joint
                                             owners should sign. When signing as
                                             executor, administrator, attorney,
                                             trustee or guardian or as custodian
                                             for a minor, please give full title
                                             as such. If a corporation, please
                                             sign in full corporate name and
                                             indicate the signer's office. If a
                                             partnership, sign in the
                                             partnership name.


                                                                       MFS-MFM

                               ----- Please fold and detach card at perforation before mailing -----

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

                                                                                  FOR all
                                                                              nominees listed     WITHHOLD
                                                                             (except as marked   authority
                                                                               to the contrary   to vote for
ITEM 1.  To elect a Board of Trustees.                                            at left)      all nominees
         NOMINEES: (01) Jeffrey L. Shames, (02) John W. Ballen,                     ( )              ( )                       1.
         (03) Lawrence H. Cohn, M.D., (04) The Hon. Sir J. David
         Gibbons, KBE, (05) William R. Gutow, (06) Abby M.
         O'Neill, (07) Lawrence T. Perera, (08) William J.
         Poorvu, (09) Charles W. Schmidt, (10) Arnold D. Scott,
         (11) J. Dale Sherratt and (12) Ward Smith

    INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.

                                                                                   FOR             AGAINST            ABSTAIN

    -----------------------------------------------------------------


ITEM 2.  To authorize the Trustees to adopt an Amended and Restated                 ( )              ( )                 ( )   2.
         Declaration of Trust.

ITEM 3.  To amend, remove or add certain fundamental investment                     ( )              ( )                 ( )   3.
         policies.

ITEM 4.  To approve a new investment advisory agreement with                        ( )              ( )                 ( )   4.
         Massachusetts Financial Services Company.

ITEM 5.  To ratify the selection of the independent public                          ( )              ( )                 ( )   5.
         accountants for the current fiscal year.

                                                                                                     MFM

                                                                  --------------
                                                                    FIRST CLASS
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                       PROXY
                                                                     TABULATOR
                                                                  --------------
     P.O. BOX 9131
HINGHAM, MA 02043-9131
                                              4.5 MILLION
                                                MFS(R) fund account holders
                                                are counting on YOU

                                                Please vote all of your proxies

                              VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

                  **** CONTROL NUMBER: 999 999 999 999 99 ****


----- Please fold and detach card at perforation before mailing -----


FUND NAME PRINTS HERE                        PROXY FOR A MEETING OF SHAREHOLDERS
MFS FAMILY OF FUNDS                          TO BE HELD ON OCTOBER 12, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned hereby appoints James R. Bordewick, Jr., Stephen E. Cavan, James
O. Yost, Arnold D. Scott and Jeffrey L. Shames and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of MFS Municipal Income Trust, on Friday, October 12, 2001 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the preferred shares of the Fund which the undersigned would be entitled to vote if personally present.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

                                             THIS PROXY CARD IS VALID ONLY WHEN
                                                      SIGNED AND DATED.

                                             Date _____________________
                                             Signature (PLEASE SIGN WITHIN BOX)

                                             ----------------------------------


                                             ----------------------------------

                                             NOTE: Please sign exactly as name
                                             appears on this card. All joint
                                             owners should sign. When signing as
                                             executor, administrator, attorney,
                                             trustee or guardian or as custodian
                                             for a minor, please give full title
                                             as such. If a corporation, please
                                             sign in full corporate name and
                                             indicate the signer's office. If a
                                             partnership, sign in the
                                             partnership name.

                                                                       MFS-MFM
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                               ----- Please fold and detach card at perforation before mailing -----

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

                                                                                  FOR all
                                                                              nominees listed     WITHHOLD
                                                                             (except as marked   authority
                                                                               to the contrary   to vote for
ITEM 1.  To elect a Board of Trustees.                                            at left)      all nominees
         NOMINEES: (01) Jeffrey L. Shames, (02) John W. Ballen,                     ( )              ( )                       1.
         (03) Lawrence H. Cohn, M.D., (04) The Hon. Sir J. David
         Gibbons, KBE, (05) William R. Gutow, (06) J. Atwood
         Ives, (07) Abby M. O'Neill, (08) Lawrence T. Perera,
         (09) William J. Poorvu, (10) Charles W. Schmidt, (11)
         Arnold D. Scott, (12) J. Dale Sherratt, (13) Elaine R.
         Smith and (14) Ward Smith

    INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.

                                                                                   FOR             AGAINST            ABSTAIN

    -----------------------------------------------------------------


ITEM 2.  To authorize the Trustees to adopt an Amended and Restated                 ( )              ( )                 ( )   2.
         Declaration of Trust.

ITEM 3.  To amend, remove or add certain fundamental investment                     ( )              ( )                 ( )   3.
         policies.

ITEM 4.  To approve a new investment advisory agreement with                        ( )              ( )                 ( )   4.
         Massachusetts Financial Services Company.

ITEM 5.  To ratify the selection of the independent public                          ( )              ( )                 ( )   5.
         accountants for the current fiscal year.

                                                                                                     MFM
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